PART B
STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 29, 2008, AS AMENDED JUNE 17, 2008
CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
CLASS R SHARES
CLASS IR SHARES
SERVICE SHARES
INSTITUTIONAL SHARES
GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND
GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND
GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND
(Equity Portfolios of Goldman Sachs Trust)
71 South Wacker Drive
Chicago, Illinois 60606
This Statement of Additional Information (the “SAI”) is not a Prospectus. This SAI should be read in conjunction with the Prospectuses for the appropriate share classes of the Goldman Sachs Structured Small Cap Value Fund, Goldman Sachs Structured Small Cap Growth Fund and Goldman Sachs Strategic International Equity Fund dated February 29, 2008 (the “Prospectuses”), as they may be further amended and/or supplemented from time to time, which may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below or from institutions (“Service Organizations”) acting on behalf of their customers. The audited financial statements and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm, for each Fund contained in each Fund’s 2007 annual report are incorporated herein by reference in the section “Financial Statements.” No other portions of each Fund’s Annual Report are incorporated by reference. A Fund’s Annual Report may be obtained upon request and without charge by calling Goldman, Sachs & Co. toll free at 800-621-2550.
     GSAM® is a registered service mark of Goldman, Sachs & Co.

TABLE OF CONTENTS

INTRODUCTION	B-1
INVESTMENT OBJECTIVES AND POLICIES	B-1
INVESTMENT RESTRICTIONS	B-26
TRUSTEES AND OFFICERS	B-28
MANAGEMENT SERVICES	B-37
POTENTIAL CONFLICTS OF INTEREST	B-47
PORTFOLIO TRANSACTIONS AND BROKERAGE	B-56
NET ASSET VALUE	B-60
SHARES OF THE TRUST	B-61
TAXATION	B-64
FINANCIAL STATEMENTS	B-68
PROXY VOTING	B-68
PAYMENTS TO INTERMEDIARIES	B-69
OTHER INFORMATION	B-70
DISTRIBUTION AND SERVICE PLANS	B-72
OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE, PURCHASES, REDEMPTIONS, EXCHANGES AND DIVIDENDS	B-75
SERVICE PLAN AND SHAREHOLDER ADMINISTRATION PLAN	B-78
APPENDIX A DESCRIPTION OF SECURITIES RATINGS	1-A
APPENDIX B 2008 ISS PROXY VOTING GUIDELINES SUMMARY	1-B
APPENDIX C BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.	1-C
APPENDIX D STATEMENT OF INTENTION	1-D
The date of this SAI is February 29, 2008, as amended June 17, 2008.

-i-

GOLDMAN SACHS ASSET MANAGEMENT, L.P.
Investment Adviser to:
Goldman Sachs Structured Small Cap Value Fund
Goldman Sachs Structured Small Cap Growth Fund
32 Old Slip
New York, New York 10005
GOLDMAN, SACHS & CO.
Distributor
85 Broad Street
New York, New York 10004
GOLDMAN, SACHS & CO.
Transfer Agent
71 South Wacker Drive
Chicago, Illinois 60606
GOLDMAN SACHS ASSET
MANAGEMENT INTERNATIONAL
Investment Adviser to:
Goldman Sachs Strategic International Equity Fund
Christchurch Court
10-15 Newgate Street
London, England EC1A7HD
Toll free (in U.S.) . . . 800-621-2550

INTRODUCTION
     Goldman Sachs Trust (the “Trust”) is an open-end, management investment company. The Trust is organized as a Delaware statutory trust and was established by a Declaration of Trust dated January 28, 1997. The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997. The following series of the Trust are described in this SAI: Goldman Sachs Structured Small Cap Value Fund (“Structured Small Cap Value Fund”), Goldman Sachs Structured Small Cap Growth Fund (“Structured Small Cap Growth Fund”) and Goldman Sachs Strategic International Equity Fund (“Strategic International Equity Fund”) (collectively referred to herein as the “Funds”).
     The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series or portfolio of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the Funds and other series. Additional series may be added in the future from time to time. Each Fund currently offers seven classes of shares: Class A, Class B, Class C, Class R, Class IR, Service and Institutional Shares. See “Shares of the Trust.”
     The Structured Small Cap Value Fund, Structured Small Cap Growth Fund and Strategic International Equity Fund have been created in connection with the acquisition of the assets and liabilities of the AXA Enterprise Small Company Value Fund, AXA Enterprise Small Company Growth Fund and AXA Enterprise International Growth Fund of AXA Enterprise Funds Trust (“Enterprise Trust”) (each, a “Predecessor Fund” and collectively, the “Predecessor Funds”), respectively. At a shareholder meeting held in the second quarter of 2007, the shareholders of the AXA Enterprise Small Company Value Fund, AXA Enterprise Small Company Growth Fund and AXA Enterprise International Growth Fund of Enterprise Trust approved a proposed agreement and plan of reorganization whereby the AXA Enterprise Small Company Value Fund, AXA Enterprise Small Company Growth Fund and AXA Enterprise International Growth Fund were acquired by the Goldman Sachs Structured Small Cap Value Fund, Goldman Sachs Structured Small Cap Growth Fund and Goldman Sachs Strategic International Equity Fund, respectively. The Predecessor Funds, for purposes of the reorganization, are considered the accounting survivors and accordingly, certain financial history of the Predecessor Funds is included in this statement of additional information.
     Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”) serves as the investment adviser to the Structured Small Cap Value and Structured Small Cap Growth Funds. Goldman Sachs Asset Management International (“GSAMI”) serves as the investment adviser to the Strategic International Equity Fund. GSAM and GSAMI are sometimes individually referred to as an “Investment Adviser” and collectively herein as the “Investment Advisers.” In addition, Goldman Sachs serves as each Fund’s distributor and transfer agent. State Street Bank and Trust Company (“State Street”) serves as the custodian to the Structured Small Cap Value and Structured Small Cap Growth Funds. JPMorganChase Bank, N.A. (“JPMorganChase”) serves as the custodian to the Strategic International Equity Fund.
     The following information relates to and supplements the description of each Fund’s investment policies contained in the Prospectuses. See the Prospectuses for a more complete description of the Funds’ investment objectives and policies. Investing in the Funds entails certain risks and there is no assurance that a Fund will achieve its objective. Capitalized terms used but not defined herein have the same meaning as in the Prospectuses.
INVESTMENT OBJECTIVES AND POLICIES
     Each Fund has a distinct investment objective and policies. There can be no assurance that a Fund’s objective will be achieved. Each Fund is a diversified open-end management company as defined in the Investment Company Act of 1940, as amended (the “Act”). The investment objective and policies of each Fund, and the associated risks of each Fund, are discussed in the Funds’ Prospectuses, which should be read carefully before an investment is made. All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. However, with respect to the Funds, to the extent required by U.S. Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) or total assets (not including securities lending collateral and any investment of that collateral) in the particular type of investment suggested by its name. Additional information about the Funds, their policies, and the investment instruments they may hold, is provided below.
     Each Fund’s share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program.

     The following discussion supplements the information in the Funds’ Prospectuses.
General Information Regarding The Funds
     The Investment Advisers may purchase for the Funds common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities (“equity investments”). The Investment Advisers utilize first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers, in choosing a Fund’s securities. The Investment Adviser may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The Investment Advisers are able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates of the Investment Advisers, as well as information provided by other securities dealers. Equity investments in a Fund’s portfolio will generally be sold when the Investment Advisers believe that the market price fully reflects or exceeds the investments’ fundamental valuation or when other more attractive investments are identified.
     Quantitative Style Funds. The Structured Small Cap Value and Structured Small Cap Growth Funds (the “Structured Equity Funds”) are managed using both quantitative and fundamental techniques. The investment process and the proprietary multifactor model used to implement it are discussed below.
     Investment Process. The Investment Adviser begins with a broad universe of U.S. equity investments for the Structured Equity Funds. As described more fully below, the Investment Adviser uses a proprietary multifactor model (the “Multifactor Model”) to forecast the returns of different markets, currencies and individual securities.
     In building a diversified portfolio for each Structured Equity Fund, the Investment Adviser utilizes optimization techniques to seek to construct the most efficient risk/return portfolio given each Structured Fund’s benchmark. Each portfolio is primarily composed of securities that the Investment Adviser believes maximize the portfolio’s risk/return tradeoff characteristics. Each portfolio holds industry weightings similar to those of the relevant Fund’s benchmark.
     Multifactor Model. The Multifactor Model is a rigorous computerized rating system for forecasting the returns of different equity markets, currencies and individual equity investments according to fundamental investment characteristics. The Structured Equity Funds use one Multifactor Model to forecast the returns of securities in the relevant forecast universe. The Multifactor Model incorporates such variables as measures of value, price momentum, profitability, earnings quality, management impact and analyst sentiment. All of the factors used in the Multifactor Model have been shown to significantly impact the performance of the securities, currencies and markets in the forecast universe.
     The weightings assigned to the factors in the Multifactor Model used by the Structured Equity Funds are derived using a statistical formulation that considers each factor’s historical performance, volatility and stability of ranking in different market environments. As such, the Multifactor Model is designed to evaluate each security using factors that are statistically related to returns over the long run. Because it includes many disparate factors, the Investment Adviser believes that the Multifactor Model is broader in scope and provides a more thorough evaluation than traditional investment processes. Securities and markets ranked highest by the Multifactor Model do not have one dominant investment characteristic; rather, they possess an attractive combination of investment characteristics. By using a variety of relevant factors to select securities, currencies or markets, the Investment Adviser believes that the Fund will be better balanced and have more consistent performance than an investment portfolio that uses only one or two factors to select such investments.
     The Investment Adviser will monitor, and may occasionally suggest and make changes to, the method by which securities, currencies or markets are selected for or weighted in a Fund. Such changes (which may be the result of changes in the Multifactor Model or the method of applying the Multifactor Model) may include: (i) evolutionary changes to the structure of the Multifactor Model (e.g., the addition of new factors or a new means of weighting the factors); (ii) changes in trading procedures (e.g., trading frequency or the manner in which a Fund uses futures); or (iii) changes in the method by which securities, currencies or markets are weighted in a Fund. Any such changes will preserve a Fund’s basic investment philosophy of combining qualitative and quantitative methods of selecting securities using a disciplined investment process.

     Other Information. Since normal settlement for equity investments is three trading days (for certain international markets settlement may be longer), the Funds will need to hold cash balances to satisfy shareholder redemption requests. Such cash balances will normally range from 2% to 5% of a Fund’s net assets. The Structured Equity Funds may enter into futures transactions only with respect to a representative index in order to keep a Fund’s effective equity exposure close to 100%. For example, if cash balances are equal to 5% of the net assets, the Fund may enter into long futures contracts covering an amount equal to 5% of the Fund’s net assets. As cash balances fluctuate based on new contributions or withdrawals, a Fund may enter into additional contracts or close out existing positions.
     Actively Managed Strategic International Equity Fund. The Strategic International Equity Fund is managed using an active international approach, which utilizes a consistent process of stock selection undertaken by portfolio management teams located within each of the major investment regions, including Europe, Japan, Asia and the United States. In selecting securities, the Investment Adviser uses a bottom-up strategy based on first-hand fundamental research that is designed to give broad exposure to the available opportunities while seeking to add return primarily through stock selection. Equity investments for the Fund are evaluated based on three key factors—the business, the management and the valuation. The Investment Adviser ordinarily seeks securities that have, in the Investment Adviser’s opinion, superior earnings growth potential, sustainable franchise value with management attuned to creating shareholder value and relatively discounted valuations. In addition, the Investment Adviser uses a multi-factor risk model which seeks to ensure that deviations from the benchmark are justifiable.
Additional Information About the Strategic International Equity Fund
     The Strategic International Equity Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in equity investments of companies that are organized outside the United States or whose securities are principally traded outside the United States.
     The Strategic International Equity Fund’s Investment Adviser believes that outperformance achieved by investing in companies that demonstrate long-term earnings power, when purchased at attractive prices.
     The Investment Adviser’s Strategic International Equity strategy is defined by a bottom-up, research driven approach to investing that seeks to identify the most attractive investment opportunities from a broad opportunity set and not to restrict itself to investing in only ‘value’ or ‘growth’ stocks. The following strengths are deemed key to the success of this investment strategy:
Extensive resources
•	Deep research team: A broad and deep research network comprises 45+ fundamental equity research analysts focused on generating the best investment ideas from around the world for the Strategic International Equity Fund.

•	Local presence and global perspective: Research analysts are located in Tokyo, Singapore, Shanghai, London, New York, Boston and Mumbai. This local presence ensures that the team conducts the frequency of meetings with company managements necessary to truly understand the businesses, while a familiarity with local languages, traditions and customs facilitates communication and the flow of information and insights from the managements during these meetings.
Team-based approach
•	Experienced Portfolio Management team: GSAMI’s International Equity team comprises seven portfolio investment professionals with 16 years’ average investment experience. The team is headed by Mark Beveridge, CFA, who serves as Chief Investment Officer of Non-US Active Equity and has 22 years of investment experience. This depth of experience facilitates effective analysis of potential investment ideas for inclusion in the Concentrated International Equity Fund.

•	Multiple teams discussing each stock: Investment ideas are first debated within the regional research teams, then presented to the broader research network at the twice-weekly Global Research Calls. Only if an idea is approved for the Buy List do the portfolio managers consider whether it warrants inclusion in the investment portfolio of the Strategic International Equity Fund. This team-based approach enriches debate, strengthens the consistency of the Investment Adviser’s process and enhances the quality of its investment decisions.

Disciplined research
•	Focus on long-term earnings power: The International Equity team defines long-term earnings power as the ability of a company to generate strong, sustainable earnings and to create value for shareholders. This concept is critical to how the team thinks about valuation. This focus on companies’ normalized earnings is deemed key to successful stock comparison and selection, and that a long-term view provides the opportunity to uncover mis-priced securities overlooked by the market’s short-term focus.

•	Common valuation framework: A common valuation framework is used to ensure consistency when research analysts are valuing a company and comparing it to its peers globally, improve the dialogue between analysts and allows the portfolio managers to identify and purchase the best holding in any given industry.
Corporate Debt Obligations
     Each Fund may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. The Structured Equity Funds may only invest in debt securities that are cash equivalents. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.
     An economic downturn could severely affect the ability of highly leveraged issuers of junk bond securities to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on a Fund’s net asset value to the extent it invests in such securities. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.
     The secondary market for junk bonds, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. This reduced liquidity may have an adverse effect on the ability of the Strategic International Equity Fund to dispose of a particular security when necessary to meet its redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Investment Advisers could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating a Fund’s net asset value.
     Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which the Strategic International Equity Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.
     Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund’s net asset value.
     Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Investment Adviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.
     The Investment Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Adviser continually monitors the investments in a Fund’s portfolio and evaluates whether to dispose of or to retain corporate debt obligations whose credit ratings or credit quality may have changed.

Commercial Paper and Other Short-Term Corporate Obligations
     The Funds may invest in commercial paper and other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.
U.S. Government Securities
     Each Fund may invest in U.S. Government Securities. Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the U.S. Treasury, (ii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer or (iii) only the credit of the issuer. The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.
     U.S. Government Securities include (to the extent consistent with the Act) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid.
     Each Fund may also purchase U.S. Government Securities in private placements and may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program (“STRIPS”). Each Fund may also invest in zero coupon U.S. Treasury Securities and in zero coupon securities issued by financial institutions which represent a proportionate interest in underlying U.S. Treasury Securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Bank Obligations
     Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.
     Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.
Zero Coupon Bonds
     Each Fund’s investments in fixed-income securities may include zero coupon bonds. Zero coupon bonds are debt obligations issued or purchased at a discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by a Fund defaults, the Fund may obtain no return at all on its investment. A Fund will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Fund’s distribution obligations.

Variable and Floating Rate Securities
     The interest rates payable on certain fixed-income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at pre-designated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.
Custodial Receipts and Trust Certificates
     Each Fund may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government securities, municipal securities or other types of securities in which the Funds may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the Funds will bear their proportionate share of the fees and expenses charged to the custodial account or trust. The Funds may also invest in separately issued interests in custodial receipts and trust certificates.
     Although under the terms of a custodial receipt or trust certificate the Funds would be typically authorized to assert their rights directly against the issuer of the underlying obligation, the Funds could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Funds may be subject to delays, expenses and risks that are greater than those that would have been involved if the Funds had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.
     Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.
Mortgage-Backed Securities
     General Characteristics. The Strategic International Equity Fund may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agricultural properties, commercial properties and mixed use properties (the “Mortgaged Properties”). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.
     The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if the Fund purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if the Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that the Fund invests in mortgage-backed securities, its Investment Adviser may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.
     Government Guaranteed Mortgage-Backed Securities. There are several types of government guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates (“REMIC Certificates”), other collateralized mortgage obligations and stripped mortgage-backed securities. The Fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.
     The Fund’s investments in mortgage-backed securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Ginnie Mae securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac have the ability to borrow from the U.S. Treasury, and as a result, they are generally viewed by the market as high quality securities with low credit risks. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac that issue guaranteed mortgage-backed securities. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and the Fund’s liquidity and value.
     There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. The Fund may purchase U.S. Government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
     Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (“FHA Loans”), or guaranteed by the Veterans Administration (“VA Loans”), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount. The National Housing Act provided that the full faith and credit of the United States is pledged to the timely payment of principal and interest by Ginnie Mae of amounts due on Ginnie Mae certificates.
     Fannie Mae Certificates. Fannie Mae is a stockholder-owned corporation chartered under an act of the United States Congress. Generally, Fannie Mae Certificates are issued and guaranteed by Fannie Mae and represent an undivided interest in a pool of mortgage loans (a “Pool”) formed by Fannie Mae. Each Pool consists of residential mortgage loans (“Mortgage Loans”) either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. Government agency) or Mortgage Loans that are either insured by the Federal Housing Administration (“FHA”) or guaranteed by the Veterans Administration (“VA”). However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.
     Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled installments of principal and interest after Fannie Mae’s servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.
     Freddie Mac Certificates. Freddie Mac is a publicly held U.S. Government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac.
     Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder an ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.
     The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of up to forty years. Substantially all of these mortgage loans are secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.
     Conventional Mortgage Loans. The conventional mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans normally with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.
     Mortgage Pass-Through Securities. The Strategic International Equity Fund may invest in both government guaranteed and privately issued mortgage pass-through securities (“Mortgage Pass-Throughs”); that is, fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate holders in a mortgage loan, the seller or servicer may be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.
     The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.
     Description of Certificates. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.
     Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.
     Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will generally be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.
     Ratings. The ratings assigned by a rating organization to Mortgage Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization’s ratings normally take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization’s ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate may not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.
     Credit Enhancement. Mortgage pools created by non-governmental issuers generally offer a higher yield than government and government-related pools because of the absence of direct or indirect government or agency payment guarantees. To lessen the effect of failures by obligors on underlying assets to make payments, mortgage pass-throughs may contain elements of credit support. Credit support falls generally into two categories: (i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.
     Subordination; Shifting of Interest; Reserve Fund. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period (“shifting interest credit enhancement”). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans may have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.
     In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the “Reserve Fund”). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.
     The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans (“Realized Losses”). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

     Alternative Credit Enhancement. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.
     Voluntary Advances. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but generally will do so only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.
     Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time if the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.
     Multiple Class Mortgage-Backed Securities and Collateralized Mortgage Obligations. The Strategic International Equity Fund may invest in multiple class securities including collateralized mortgage obligations (“CMOs”) and REMIC Certificates. These securities may be issued by U.S. Government agencies, instrumentalities and sponsored enterprises such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.
     Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.
     Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction but the receipt of the required payments may be delayed. Freddie Mac also guarantees timely payment of principal of certain PCs.
     CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the “Mortgage Assets”). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.
     CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.
     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.
     Additional structures of CMOs and REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the

Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.
     A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.
Asset-Backed Securities
     The Strategic International Equity Fund may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.
     Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of such Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.
     Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities.
Futures Contracts and Options on Futures Contracts
     Each Fund may purchase and sell futures contracts and may also purchase and write call and put options on futures contracts. The Structured Equity Funds may only enter into such transactions with respect to a representative index. The Strategic International Equity Fund may purchase and sell futures contracts based on various securities, securities indices, foreign currencies and other financial instruments and indices. Each Fund may engage in futures and related options transactions in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the

Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.
     Futures contracts entered into by a Fund have historically been traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the “CFTC”) or with respect to certain funds, on foreign exchanges. More recently, certain futures may also be traded either over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. Also, certain single stock futures and narrow based security index futures may be traded either over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC, or on foreign exchanges.
     Neither the CFTC, National Futures Association, SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, a Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States exchanges. In particular, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Similarly, those persons may not have the protection of the United States securities laws.
     Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).
     When interest rates are rising or securities prices are falling, a Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the Strategic International Equity Fund can purchase and sell futures contracts on a specified currency in order to seek to increase total return or to protect against changes in currency exchange rates. For example, the Strategic International Equity Fund can purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that such Fund has acquired or expects to acquire. As another example, certain Funds may enter into futures transactions to seek a closer correlation between a Fund’s overall currency exposures and the currency exposures of a Fund’s performance benchmark.
     Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While a Fund will usually liquidate futures contracts on securities or currency in this manner, a Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.
     Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price, rate of return or currency exchange rate on portfolio securities or securities that a Fund owns or proposes to acquire. A Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or (other than the Structured Equity Funds) foreign currency rates that would adversely affect the dollar value of such Fund’s portfolio securities. Similarly, the Strategic International Equity Fund may sell futures contracts on a currency in which its portfolio securities are quoted or denominated, or sell futures contracts on one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the applicable Investment Adviser, there is a sufficient degree of correlation between price trends for a Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, a Fund may also enter into such futures contracts as part of a hedging strategy. Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Investment Advisers will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.
     On other occasions, a Fund may take a “long” position by purchasing such futures contracts. This may be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.
     Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. The writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon the exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will incur transaction costs in connection with the writing of options on futures.
     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.
     Other Considerations. A Fund will engage in transactions in futures contracts and related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining its qualification as a regulated investment company for federal income tax purposes. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in certain cases, require the Fund to segregate cash or liquid assets. A Fund may cover its transactions in futures contracts and related options through the segregation of cash or liquid assets or by other means, in any manner permitted by applicable law.
     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between a Fund’s futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.
     Perfect correlation between a Fund’s futures positions and portfolio positions will be difficult to achieve, particularly where futures contracts based on individual equity or corporate fixed-income securities are currently not available. In addition, it is not possible for a Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors unrelated to currency fluctuations. The profitability of a Fund’s trading in futures depends upon the ability of its Investment Adviser to analyze correctly the futures markets.
Options on Securities and Securities Indices
     Writing Options. Each Fund may write (sell) call and put options on any securities in which it may invest. A call option written by a Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised on or before the expiration date. Depending upon the type of call option, the purchaser of a call option either (i) has the right to any appreciation in the value of the security over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”) or (ii) has the right to any appreciation in the value of the security over the exercise price at any time prior to the expiration of the option. If the purchaser does not exercise the option, a Fund pays the purchaser the difference between the price of the security and the exercise price of the option. The premium, the exercise price and the market value of the security determine the gain or loss realized by a Fund as the seller of the call option. A Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by the Fund. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option as long as the option is outstanding or such Fund will use the other methods described below. A Fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.
     A put option written by a Fund would obligate such Fund to purchase specified securities from the option holder at a specified price if, depending upon the type of put option, either (i) the option is exercised at any time on or before the expiration date or (ii) the option is exercised on the expiration date. All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option (less any margin on deposit) or will use the other methods described below. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.
     In the case of a call option, the option is “covered” if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other instruments held by it. A call option is also covered if a Fund holds a call on the same instrument as the option written where the exercise price of the option held is (i) equal to or less than the exercise price of the option written, or (ii) greater than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference. A Fund may also cover options on securities by segregating cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the securities in the case of a call option. A put option is also covered if a Fund holds a put on the same instrument as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.
     A Fund may also write (sell) covered call and put options on any securities index comprised of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.
     A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration which has been segregated by the Fund) upon conversion or exchange of other securities in its portfolio. A Fund may also cover call and put options on a securities index by segregating cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the underlying securities in the case of a call option, or the exercise price in the case of a put option, or by owning offsetting options as described above.
     A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”
     Purchasing Options. Each Fund may purchase put and call options on any securities in which it may invest or options on any securities index comprised of securities in which it may invest. A Fund may also, to the extent that it invests in foreign securities, purchase put and call options on foreign currencies. A Fund may also enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.
     A Fund may purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the call option.
     A Fund may purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.
     A Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see “Writing Options” above.
     Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
     There can be no assurance that higher trading activity, order flow or other unforeseen events might, at times, render certain of the facilities of the Options Clearing Corporation or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of order or trading halts or suspensions with respect to one or more options. These special procedures may limit liquidity. A Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.
     Transactions by each Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facility or are held in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if an Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities or securities indices on which options are written and purchased and the securities in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The writing of options could increase a Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Real Estate Investment Trusts
     Each Fund may invest in shares of real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.
     Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.
Warrants and Stock Purchase Rights
     Each Fund may invest in warrants or rights (in addition to those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. A Fund will invest in warrants and rights only if such equity securities are deemed appropriate by its Investment Adviser for investment by the Fund. The Structured Equity Funds have no present intention of acquiring warrants or rights. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Foreign Securities
     Each Fund may invest in securities of foreign issuers. The Strategic International Equity Fund will invest primarily in foreign securities under normal circumstances. With respect to the Structured Equity Funds, equity securities of foreign issuers must be traded in the United States.
     Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the applicable Investment Adviser, to offer the opportunity for potential long-term growth of capital and income, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to take advantage of foreign stock markets that do not necessarily move in a manner parallel to U.S. markets.
     Investing in foreign securities involves certain special risks, including those discussed in the Funds’ Prospectuses and those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers.
     With any investment in foreign securities, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, confiscation without fair compensation or war. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, a Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Strategic International Equity Fund may be subject to currency exposure independent of its securities positions. To the extent that a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk.
     Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.
     Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States.
     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of a Fund’s assets are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, political or social instability, or diplomatic developments which could adversely affect a Fund’s investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
     Each Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and (except for the Structured Equity Funds) may also invest in European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers (together, “Depositary Receipts”).
     ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.
     To the extent a Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. However, by investing in Depositary Receipts, such as ADRs, that are quoted in U.S. dollars, a Fund may avoid currency risks during the settlement period for purchases and sales.
     As described more fully below, the Strategic International Equity Fund may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See “Investing in Emerging Markets, including Asia and Eastern Europe,” below.
     Investing in Emerging Countries, including Asia and Eastern Europe. The Strategic International Equity Fund is intended for long-term investors who can accept the risks associated with investing primarily in equity and equity-related securities of foreign issuers, including emerging country issuers, as well as the risks associated with investments quoted or denominated in foreign currencies.
     The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

     Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Strategic International Equity Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.
     With respect to investments in certain emerging market countries, antiquated legal systems may have an adverse impact on the Strategic International Equity Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.
     Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.
     Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit a Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of a Fund. A Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.
     Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Strategic International Equity Fund may invest and adversely affect the value of the Fund’s assets. A Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.
     The Strategic International Equity Fund may seek investment opportunities within former “east bloc” countries in Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.
     The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.
     The Strategic International Equity Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxation.”
     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Strategic International Equity Fund remain uninvested and no return is earned on such assets. The inability of the Strategic International Equity Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.
     Forward Foreign Currency Exchange Contracts. The Structured Equity Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. The Strategic International Equity Fund may enter into forward foreign currency exchange contracts for hedging purposes, to seek to protect against anticipated changes in future foreign currency exchange rates and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.
     At the maturity of a forward contract a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are often, but not always, effected with the currency trader who is a party to the original forward contract.
     A Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.
     Additionally, when an Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of such Fund’s portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange, which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund’s foreign assets.
     Each Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency. In addition, certain Funds may enter into foreign currency transactions to seek a closer correlation between a Fund’s overall currency exposures and the currency exposures of a Fund’s performance benchmark.
     The Strategic International Equity Fund may also enter into forward contracts to seek to increase total return. Unless otherwise covered in accordance with applicable regulations, cash or liquid assets of the Strategic International Equity Fund will be segregated in an amount equal to the value of the Fund’s total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the segregated assets declines, additional cash or liquid assets will be segregated so that the value of the assets will equal the amount of the Strategic International Equity Fund’s commitments with respect to such contracts.
     While a Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by such Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.
     Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. A Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser. To the extent that a substantial portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.
     Writing and Purchasing Currency Call and Put Options. A Fund may, to the extent that it invests in foreign securities, write and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If and when a Fund seeks to close out an option, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter.
     Options on currency may also be used for cross-hedging purposes, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation, or to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Fund’s portfolio.
     A call option written by a Fund obligates a Fund to sell a specified currency to the holder of the option at a specified price if the option is exercised before the expiration date. A put option written by a Fund would obligate a Fund to purchase a specified currency from the option holder at a specified price if the option is exercised before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency’s market value or be required to purchase currency subject to a put at a price that exceeds the currency’s market value. Written put and call options on foreign currencies may be covered in a manner similar to written put and call options on securities and securities indices described under “Writing Options” above.
     A Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as “closing purchase transactions.” A Fund may enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Fund.
     A Fund may purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by a Fund are quoted or denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

     A Fund may purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are quoted or denominated (“protective puts”). The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is usually designed to offset or hedge against a decline in the dollar value of a Fund’s portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency or portfolio securities.
     As noted, in addition to using options for the hedging purposes described above, the Funds may use options on currency to seek to increase total return. The Funds may write (sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, the Funds accept, in return for the option premium, the risk that they may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase.
     Special Risks Associated with Options on Currency. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency), or dispose of the segregated assets, until the option expires or it delivers the underlying currency upon exercise.
     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.
     A Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a Fund.
     The amount of the premiums, which a Fund may pay or receive, may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.
Currency Swaps
     The Strategic International Equity Fund may enter into currency swaps for both hedging purposes and to seek to increase total return. Currency swaps involve the exchange by the Strategic International Equity Fund with another party of their respective rights to make or receive payments in specified currencies.
     A great deal of flexibility is possible in the way swap transactions are structured. However, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the Fund’s exposure in a transaction involving a swap is covered by the segregation of cash or liquid assets or otherwise, the Funds and the Investment Advisers believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.
     A Fund will not enter into transactions involving swaps unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment Adviser.
     The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Investment Adviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. The Investment Advisers, under the supervision of the Board of Trustees, are responsible for determining and monitoring the liquidity of the Funds’ transactions in swaps.
Convertible Securities
     Each Fund may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.
     The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value normally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.
     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on a Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.
     In evaluating a convertible security, an Investment Adviser will give primary emphasis to the attractiveness of the underlying common stock. Convertible debt securities are equity investments for purposes of each Fund’s investment policies.
Preferred Securities
     Each Fund may invest in preferred securities. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.
Equity Swaps
     Each Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in various circumstances, including circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the

Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).
     A Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Funds’ exposure, the Funds and their Investment Advisers believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.
     A Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment Adviser. A Fund’s ability to enter into certain swap transactions may be limited by tax considerations.
Lending of Portfolio Securities
     Each Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as brokers or dealers (including Goldman Sachs), and are required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government Securities maintained on a current basis at an amount, marked to market daily, at least equal to the market value of the securities loaned. Cash received as collateral for securities lending transactions may be invested in short-term investments. Investing the collateral subjects it to market depreciation or appreciation, and a Fund is responsible for any loss that may result from its investment of the borrowed collateral. A Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. For the duration of the loan, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive compensation from investment of the collateral. A Fund will not have the right to vote any securities having voting rights during the existence of the loan, but a Fund may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral and loaned securities should the borrower of the securities fail financially. However, the loans will be made only to firms deemed to be of good standing, and when the consideration which can be earned currently from securities loans of this type is deemed to justify the attendant risk. In determining whether to lend securities to a particular borrower, and during the period of the loan, the creditworthiness of the borrower will be considered and monitored. It is intended that the value of securities loaned by a Fund will not exceed one-third of the value of a Fund’s total assets (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations stated elsewhere in this SAI or the Prospectuses regarding investing in fixed-income securities and cash equivalents.
     The Funds’ Board of Trustees has approved each Fund’s participation in a securities lending program and adopted policies and procedures relating thereto. Under the securities lending program, the Funds have retained an affiliate of the Investment Adviser to serve as the securities lending agent for the Funds. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of cash received as collateral for the loaned securities. In addition, the Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions. The lending agent may, on behalf of the Funds, invest cash collateral received by the Funds for securities loans in, among other things, other registered or unregistered funds. These funds include private investing funds or money market funds that are managed by the Investment Adviser or its affiliates for the purpose of investing cash collateral generated from securities lending activities, and which pay the Investment Adviser or its affiliates for their services. The Funds’ Board of Trustees will periodically review securities loan transactions for which the Goldman Sachs affiliate has acted as lending agent for compliance with a Fund’s securities lending procedures. Goldman Sachs also has been approved as a borrower under the Funds’ securities lending program, subject to certain conditions.
When-Issued Securities and Forward Commitments
     Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for

(the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. A Fund will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund may also sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions. For purposes of determining a Fund’s duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. A Fund is generally required to segregate, until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Fund’s obligations are otherwise covered. Alternatively, a Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.
Investment in Unseasoned Companies
     Each Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.
Other Investment Companies
     Each Fund may invest in securities of other investment companies, including ETFs. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests, in addition to the management fees (and other expenses) paid by the Fund. A Fund’s investments in other investment companies are subject to statutory limitations prescribed by the Act, including in certain circumstances a prohibition on the Fund acquiring more that 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in the securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds (such as the Funds) to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Fund may rely on these exemptive orders in investing in ETFs. Moreover, pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Funds may invest in investment companies and money market funds for which an Investment Adviser, or any of its affiliates, serves as investment adviser, administrator and/or distributor. However, to the extent that a Fund invests in a money market fund for which an Investment Adviser or any of its affiliates acts as investment adviser, the management fees payable by the Fund to the Investment Adviser will, to the extent required by the SEC, be reduced by an amount equal to the Fund’s proportionate share of the management fees paid by such money market fund to its investment adviser. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Additionally, to the extent that any Fund serves as an “underlying Fund” to another Goldman Sachs Fund, that underlying Fund intends to comply with the requirements of Section 12(d)(1)(G)(i)(IV) of the Act.
     The Strategic International Equity Fund may purchase shares of investment companies investing primarily in foreign securities, including “country funds.” Country funds have portfolios consisting primarily of securities of issuers located in specified foreign countries or regions.

     ETFs are shares of unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange. An ETF represents a portfolio of securities, which is often designed to track a particular market segment or index. An investment in an ETF, like one in any investment company, carries the same risks as those of its underlying securities. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate or lose money. In addition, because they, unlike other investment companies, are traded on an exchange, ETFs are subject to the following risks: (i) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s net asset value; (ii) an active trading market for an ETF may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected.
Repurchase Agreements
     Each Fund may enter into repurchase agreements with banks, brokers and securities dealers which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The Strategic International Equity Fund may also enter into repurchase agreements involving certain foreign government securities. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by a Fund’s custodian (or subcustodian). The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.
     For purposes of the Act and generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not always clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, a Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.
     Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), a Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.
     The Funds, together with other registered investment companies having advisory agreements with the Investment Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.
Short Sales
     The Strategic International Equity Fund may engage in short sales against the box. In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the seller does not own, a short sale is “against the box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by the Fund, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If the Fund sells securities short against the box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises.
     If the Strategic International Equity Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.
Portfolio Turnover
     Each Fund may engage in active short-term trading to benefit from price disparities among different issues of securities or among the markets for equity securities, or for other reasons. It is anticipated that the portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate.
     During the fiscal year ended October 31, 2007, the Structured Small Cap Value, Structured Small Cap Growth and Strategic International Funds portfolio turnover increased significantly from the portfolio turnover rate which occurred during the October 31, 2006 fiscal year because the Funds were reorganized as new portfolios of the Goldman Sachs Trust. Previously, the Funds began operations as the AXA Small Company Growth, AXA Small Company Value and AXA international Growth Funds, respectively, of the AXA Enterprise Trust. As part of the reorganization, each Predecessor Fund changed its investment adviser to GSAM.
Temporary Investment Risks
     Each Fund may, for temporary defensive purposes, invest its assets in:
•	U.S. Government Securities

•	Commercial paper rated at least A-2 by Standard and Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO

•	Certificates of deposit

•	Bankers’ acceptances

•	Repurchase agreements

•	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturing of less than one year

•	Cash items
     When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objectives.
INVESTMENT RESTRICTIONS
     The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed with respect to a Fund without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding voting securities of the affected Fund. The investment objective of each Fund and all other investment policies or practices of each Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the Act, a “majority of the outstanding voting securities” means the lesser of the vote of (i) 67% or more of the shares of the Trust or a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or a Fund are present or represented by proxy, or (ii) more than 50% of the shares of the Trust or a Fund.
     For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Funds’ fundamental investment restriction no. 3, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times.

     As a matter of fundamental policy, a Fund may not:
(1)	Make any investment inconsistent with the Fund’s classification as a diversified company under the Act.

(2)	Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

(3)	Borrow money, except (a) each Fund may to the extent permitted by applicable law, borrow from banks (as defined in the Act), other affiliated investment companies and other persons or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) each Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) each Fund may purchase securities on margin to the extent permitted by applicable law and (e) each Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.
The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances.
(4)	Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities as permitted by applicable law, and (d) loans to affiliates of the Funds to the extent permitted by law.

(5)	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

(6)	Purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

(7)	Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(8)	Issue senior securities to the extent such issuance would violate applicable law.
     Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment objective, restrictions and policies as the Fund.
     In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders. Again, for purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities by the Fund.
     A Fund may not:
(a)	Invest in companies for the purpose of exercising control or management.

(b)	Invest more than 15% of the Fund’s net assets in illiquid investments including illiquid repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the “1933 Act”).

(c)	Purchase additional securities if the Fund’s borrowings, as permitted by the Fund’s borrowing policy, exceed 5% of its net assets. (Mortgage dollar rolls are not subject to this limitation).

(d)	Make short sales of securities, except that a Fund may make short sales against the box.
TRUSTEES AND OFFICERS
     The business and affairs of the Funds are managed under the direction of the Board of Trustees subject to the laws of the State of Delaware and the Trust’s Declaration of Trust. The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise each Fund’s daily business operations.
Trustees of the Trust
          Information pertaining to the Trustees of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”

Independent Trustees
Number of
		Term of		Portfolios in
		Office and		Fund	Other
	Position(s)	Length of		Complex	Directorships
Name,	Held with	Time	Principal Occupation(s)	Overseen by	Held by
Address and Age[1]	the Trust	Served[2]	During Past 5 Years	Trustee[3]	Trustee[4]
Ashok N. Bakhru Age: 65	Chairman of the Board of Trustees	Since 1991	President, ABN Associates (July 1994–March 1996 and November 1998–Present); Executive Vice President – Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996–November 1998); Director of Arkwright Mutual Insurance Company (1984–1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors–III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board of Trustees – Goldman Sachs Mutual Fund Complex.	101	None

Independent Trustees
Number of
		Term of		Portfolios in
		Office and		Fund	Other
	Position(s)	Length of		Complex	Directorships
Name,	Held with	Time	Principal Occupation(s)	Overseen by	Held by
Address and Age[1]	the Trust	Served[2]	During Past 5 Years	Trustee[3]	Trustee[4]
John P. Coblentz, Jr. Age: 66	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975 – May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); Director, Elderhostel, Inc. (2006-Present). Trustee – Goldman Sachs Mutual Fund Complex.	101	None

Independent Trustees
Number of
		Term of		Portfolios in
		Office and		Fund	Other
	Position(s)	Length of		Complex	Directorships
Name,	Held with	Time	Principal Occupation(s)	Overseen by	Held by
Address and Age[1]	the Trust	Served[2]	During Past 5 Years	Trustee[3]	Trustee[4]
Diana M. Daniels Age: 58	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee – Goldman Sachs Mutual Fund Complex.	101	None

Independent Trustees
				Number of
		Term of		Portfolios in
		Office and		Fund	Other
	Position(s)	Length of		Complex	Directorships
Name,	Held with	Time	Principal Occupation(s)	Overseen by	Held by
Address and Age[1]	the Trust	Served[2]	During Past 5 Years	Trustee[3]	Trustee[4]
Patrick T. Harker Age: 49	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997–August 2000). Trustee – Goldman Sachs Mutual Fund Complex.	101	None

Jessica Palmer Age: 59	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee – Goldman Sachs Mutual Fund Complex.	101	None

Richard P. Strubel Age: 68	Trustee	Since 1987	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990–1999). Trustee – Goldman Sachs Mutual Fund Complex.	101	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the Internet); Northern Mutual Fund Complex (58 Portfolios).

Interested Trustees
Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name,	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
Address and Age[1]	the Trust	Served[2]	During Past 5 Years	by Trustee[3]	Held by Trustee[4]
James A. McNamara* Age: 45	President & Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993 – April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007 – Present); Senior Vice President – Goldman Sachs Mutual Fund Complex (May 2007 – November 2007); Vice President—Goldman Sachs Mutual Fund Complex (2001 – 2007). Trustee – Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002 – May 2004).	101	None

Alan A. Shuch* Age: 58	Trustee	Since 1990	Advisory Director – GSAM (May 1999-Present); Consultant to GSAM (December 1994 – May 1999); and Limited Partner, Goldman Sachs (December 1994 — May 1999). Trustee – Goldman Sachs Mutual Fund Complex.	101	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

1	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.

2	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.

3	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of the date of this SAI, the Trust consisted of 89 portfolios (of which 84 offer shares to the public), and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios (of which 11 offer shares to participating insurance companies.)

4	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Officers of the Trust
     Information pertaining to the officers of the Trust is set forth below.

Officers of the Trust
	Position(s)	Term of Office
	Held With the	and Length of
Name, Age And Address	Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 32 Old Slip New York, NY 10005 Age: 45	President & Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993 – April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007 – Present); Senior Vice President – Goldman Sachs Mutual Fund Complex (May 2007 – November 2007); Vice President—Goldman Sachs Mutual Fund Complex (2001 – 2007).

Trustee – Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002 – May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 43	Treasurer & Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003 – Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer and Senior Vice President – Goldman Sachs Mutual Fund Complex.

Philip V. Giuca, Jr. 180 Maiden Lane New York, NY 10005 Age: 45	Assistant Treasurer	Since 1997	Vice President, Goldman Sachs (May 1992-Present). Assistant Treasurer – Goldman Sachs Mutual Fund Complex.

Peter Fortner 180 Maiden Lane New York, NY 10005 Age: 50	Assistant Treasurer	Since 2000	Vice President, Goldman Sachs (July 2000-Present); Associate, Prudential Insurance Company of America (November 1985–June 2000); and Assistant Treasurer, certain closed-end funds administered by Prudential (1999 and 2000).

Assistant Treasurer – Goldman Sachs Mutual Fund Complex.

Kenneth G. Curran 180 Maiden Lane New York, NY 10005 Age: 44	Assistant Treasurer	Since 2001	Vice President, Goldman Sachs (November 1998-Present); and Senior Tax Manager, KPMG Peat Marwick (accountants) (August 1995–October 1998). Assistant Treasurer – Goldman Sachs Mutual Fund Complex.

Scott McHugh 32 Old Slip New York, NY 10005 Age: 36	Assistant Treasurer	Since 2007	Vice President, Goldman Sachs (February 2007-Present); Director, Deutsche Asset Management or its predecessor (1998-2007); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007).

Assistant Treasurer – Goldman Sachs Mutual Fund Complex.

Officers of the Trust
	Position(s)	Term of Office
	Held With the	and Length of
Name, Age And Address	Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. Fitzpatrick 71 South Wacker Drive Chicago, IL 60606 Age: 48	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999– Present); and Vice President of GSAM (April 1997–December 1999). Vice President – Goldman Sachs Mutual Fund Complex.

Jesse Cole 71 South Wacker Drive Chicago, IL 60606 Age: 44	Vice President	Since 1998	Managing Director, Goldman Sachs (December 2006-Present); Vice President, GSAM (June 1998-Present); and Vice President, AIM Management Group, Inc. (investment adviser) (April 1996–June 1998).

Vice President – Goldman Sachs Mutual Fund Complex.

Kerry K. Daniels 71 South Wacker Drive Chicago, IL 60606 Age: 45	Vice President	Since 2000	Manager, Financial Control – Shareholder Services, Goldman Sachs (1986-Present). Vice President – Goldman Sachs Mutual Fund Complex.

Scott Coleman 32 Old Slip New York, NY 10005 Age: 47	Vice President	Since 2007	Managing Director, Goldman Sachs (2004—Present); and Vice President, Goldman Sachs (2001—2004). Vice President – Goldman Sachs Mutual Fund Complex.

Mark Hancock 71 South Wacker Drive Chicago, IL 60606 Age: 40	Vice President	Since 2007	Managing Director, Goldman Sachs (November 2005 – Present); Vice President, Goldman Sachs (August 2000 - November 2005); Senior Vice President — Dreyfus Service Corp 1999 – 2000; and Vice President — Dreyfus Service Corp 1996-1999.

Vice President – Goldman Sachs Mutual Fund Complex.

Jeffrey D. Matthes 180 Maiden Lane New York, NY 10005 Age: 38	Vice President	Since 2007	Vice President, Goldman Sachs (December 2004-Present); Associate, Goldman Sachs (December 2002-December 2004). Vice President — Goldman Sachs Mutual Fund Complex.

Carlos W. Samuels 180 Maiden Lane New York, NY 10005 Age: 33	Vice President	Since 2007	Vice President, Goldman Sachs (December 2007-Present); Associate, Goldman Sachs (December 2005-December 2007) Analyst, Goldman Sachs (January 2004-December 2005) Senior Associate, PricewaterhouseCoopers LLP (January 2001-January 2004).

Vice President — Goldman Sachs Mutual Fund Complex.

Miriam Cytryn 32 Old Slip New York, NY 10005 Age: 49	Vice President	Since 2008
Vice President, GSAM (2008-Present); Vice President of Divisional Management, Investment Management Division (2007-2008); Vice President and Chief of Staff, GSAM US Distribution (2003-2007); and Vice President of Employee Relations, Goldman Sachs (1996-2003).

Vice President — Goldman Sachs Mutual Fund Complex.

Officers of the Trust
	Position(s)	Term of Office
	Held With the	and Length of
Name, Age And Address	Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 40	Secretary	Since 2003	Managing Director, Goldman Sachs (December 2006 – Present); Associate General Counsel, Goldman Sachs (2002–Present); Vice President, Goldman Sachs (1999 – 2006) and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary – Goldman Sachs Mutual Fund Complex (2006 – Present); Assistant Secretary – Goldman Sachs Mutual Fund Complex (2003-2006).

Dave Fishman 32 Old Slip New York, NY 10005 Age: 43	Assistant Secretary	Since 2001	Managing Director, Goldman Sachs (December 2001–Present); and Vice President, Goldman Sachs (1997–December 2001). Assistant Secretary – Goldman Sachs Mutual Fund Complex.

Danny Burke 32 Old Slip New York, NY 10005 Age: 45	Assistant Secretary	Since 2001	Vice President, Goldman Sachs (1987–Present). Assistant Secretary – Goldman Sachs Mutual Fund Complex.

George Djurasovic One New York Plaza New York, NY 10004 Age: 37	Assistant Secretary	Since 2007	Vice President, Goldman Sachs (2005 – Present); Associate General Counsel, Goldman Sachs (2006 – Present); Assistant General Counsel, Goldman Sachs (2005 – 2006); Senior Counsel, TIAA – CREF (2004 – 2005); Counsel, TIAA – CREF (2000 – 2004).

Assistant Secretary – Goldman Sachs Mutual Fund Complex.

Patricia Meyer One New York Plaza New York, NY 10004 Age: 34	Assistant Secretary	Since 2007	Vice President, Goldman Sachs (September 2006 – Present); Assistant General Counsel, Goldman Sachs (September 2006 – Present); Associate, Simpson Thacher & Bartlett LLP (2000 – 2006).

Assistant Secretary — Goldman Sachs Mutual Fund Complex.

Mark T. Robertson One New York Plaza New York, NY 10004 Age: 31	Assistant Secretary	Since 2007	Vice President, Goldman Sachs (April 2007 – Present); Assistant General Counsel, Goldman Sachs (April 2007 – Present); Associate, Fried, Frank, Harris, Shriver & Jacobson LLP (2004 – 2007); Solicitor, Corrs Chambers Westgarth (2002 – 2003).

Assistant Secretary — Goldman Sachs Mutual Fund Complex.

Officers of the Trust
	Position(s)	Term of Office
	Held With the	and Length of
Name, Age And Address	Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
Deborah Farrell One New York Plaza New York, NY 10004 Age: 36	Assistant Secretary	Since 2007	Vice President, Goldman Sachs (2005 – Present); Associate, Goldman Sachs (2001 — 2005); Analyst, Goldman Sachs (1994 – 2005). Assistant Secretary — Goldman Sachs Mutual Fund Complex.

1	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
Standing Board Committees
     The Board of Trustees has established six standing committees in connection with their governance of the Funds – Audit, Governance and Nominating, Compliance, Valuation, Dividend and Contract Review.
     The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board of Trustees an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee. The Audit Committee held three meetings during the fiscal year ended October 31, 2007.
     The Governance and Nominating Committee has been established to: (i) assist the Board of Trustees in matters involving mutual fund governance and industry practices; (ii) select and nominate candidates for appointment or election to serve as Trustees who are not “interested persons” of the Trust or its investment adviser or distributor (as defined by the Act); and (iii) advise the Board of Trustees on ways to improve its effectiveness. All of the Independent Trustees serve on the Governance and Nominating Committee. The Governance and Nominating Committee held two meetings during the fiscal year ended October 31, 2007. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance and Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Funds’ Prospectuses and should be directed to the attention of the Goldman Sachs Trust Governance and Nominating Committee.
     The Compliance Committee has been established for the purpose of overseeing the compliance processes: (i) of the Funds; and (ii) insofar as they relate to services provided to the Funds, of the Funds’ investment advisers, distributor, administrator (if any), and transfer agent, except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee. In addition, the Compliance Committee provides assistance to the full Board of Trustees with respect to compliance matters. The Compliance Committee met three times during the fiscal year ended October 31, 2007. All of the Independent Trustees serve on the Compliance Committee.
     The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of portfolio securities held by the Funds in accordance with the Trust’s Valuation Procedures. Messrs. McNamara and Shuch serve on the Valuation Committee. The Valuation Committee met twelve times during the fiscal year ended October 31, 2007.
     The Dividend Committee is authorized, subject to the ratification of Trustees who are not members of the committee, to declare dividends and capital gain distributions consistent with each Fund’s Prospectus. Messrs. McNamara and Perlowski serve on the Trust’s Dividend Committee. The Dividend Committee met twelve times during the fiscal year ended October 31, 2007.
     The Contract Review Committee has been established for the purpose of overseeing the processes of the Board of Trustees for approving and monitoring the Funds’ investment management, distribution, transfer agency and other agreements with the Fund’s Investment Advisers and their affiliates. The Contract Review Committee is also responsible for overseeing the Board of Trustees processes for approving and reviewing the operation of the Funds’ distribution, service, shareholder administration and other plans, and any agreements related to the plans, whether or not such plans and agreements are adopted pursuant to Rule 12b-1 under the Act. The Contract Review Committee also provides appropriate assistance to the Board of Trustees in connection with the Board’s approval, oversight and review of the Funds’ other service providers including, without limitation, the Funds’ custodian/accounting agent, sub-transfer agents, professional (legal and accounting) firms and printing firms. The Contract Review Committee met three times during the fiscal year ended October 31, 2007. All of the Independent Trustees serve on the Contract Review Committee.
Trustee Ownership of Fund Shares
     The following table shows the dollar range of shares beneficially owned by each Trustee in the Funds and other portfolios of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust as of December 31, 2007.

Aggregate Dollar Range of
	Dollar Range of	Equity Securities in All
Name of Trustee	Equity Securities in the Funds[1]	Portfolios in Fund Complex Overseen By Trustee[2]
Ashok N. Bakhru	—	over $100,000
John P. Coblentz, Jr.	—	over $100,000
Diana M. Daniels	—	$10,001 to $50,000
Patrick T. Harker	—	over $100,000
James A. McNamara	—	over $100,000
Jessica Palmer	—	$50,001 to $100,000
Alan A. Shuch	—	over $100,000
Richard P. Strubel	—	over $100,000

1	Includes the value of shares beneficially owned by each Trustee in each Fund described in this SAI.

2	As of December 31, 2007, the Trust consisted of 89 portfolios (of which 80 offer shares to the public), and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios (of which 11 offer shares to participating insurance companies).
     As of January 31, 2008 the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.
Board Compensation
     The Trust pays each Independent Trustee an annual fee for his or her services as a Trustee of the Trust, plus an additional fee for each regular and special telephonic Board meeting, Governance and Nominating Committee meeting, Compliance Committee meeting, Contract Review Committee meeting and Audit Committee meeting attended by such Trustee. The Independent Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings. The Trust may also pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.
     The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended October 31, 2007:
Trustee Compensation

	Aggregate	Pension or Retirement	Total Compensation
	Compensation	Benefits Accrued as Part of	From Fund Complex
Name of Trustee	from the Funds*	the Trust’s Expenses	(including the Funds)**†
Ashok N. Bakhru[1]	Structured Small Cap Value Fund: $973.19	—	$209,400.00
	Structured Small Cap Growth Fund: $973.19
	Strategic International Equity Fund: $973.19
John P. Coblentz, Jr.	Structured Small Cap Value Fund: $759.16	—	$150,640.00
	Structured Small Cap Growth Fund: $759.16
	Strategic International Equity Fund: $759.16
Diana M. Daniels[2]	—	—	—
Patrick T. Harker	Structured Small Cap Value Fund: $682.94	—	$138,140.00
	Structured Small Cap Growth Fund: $682.94
	Strategic International Equity Fund: $682.94
James A. McNamara[3]	—	—	—
Jessica Palmer[2]	—	—	—
Alan A. Shuch[3]	—	—	—
Richard P. Strubel	Structured Small Cap Value Fund: $682.94	—	$138,140.00
	Structured Small Cap Growth Fund: $682.94
	Strategic International Equity Fund: $682.94

*	Represents fees paid to each Trustee for the period June 25, 2007 (commencement of operations) through October 31, 2007 from the Funds. Under current compensation arrangements, it is estimated that the Trustees will receive approximately the following compensation from each of the Funds for the fiscal year ended October 31, 2008: Mr. Bakhru, $3,358; Mr. Coblentz, $2,495; Ms. Daniels, $2,179; Mr. Harker, $2,179; Mr. McNamara, none; Ms. Palmer, $2,179; Mr. Shuch, none; and Mr. Strubel, $2,179.

**	Represents fees paid to each Trustee during the fiscal year ended October 31, 2007 from the Fund Complex. Under current compensation arrangements, it is estimated that the Trustees will receive approximately the following compensation from the fund complex for the fiscal year ended October 31, 2008: Mr. Bakhru, $319,000; Mr. Coblentz, $237,000; Ms. Daniels, $207,000; Mr. Harker, $207,000; Mr. McNamara, none; Ms. Palmer, $207,000; Mr. Shuch, none; and Mr. Strubel, $207,000.

†	The Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of October 31, 2007, the Trust consisted of 86 portfolios (of which 80 offer shares to the public), and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios (of which 11 offer shares to participating insurance companies).

1	Includes compensation as Board Chairman.

2	Ms. Daniels and Ms. Palmer were elected to the Board on August 3, 2007.

3	Messrs. McNamara and Shuck are Interested Trustees, and as such, receive no compensation from the Funds or the Fund Complex.
Miscellaneous
     Class A Shares of the Funds may be sold at net asset value without payment of any sales charge to Goldman Sachs, its affiliates and their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of the above individuals. These and the Funds’ other sales load waivers are due to the nature of the investors and/or the reduced sales effort and expense that are needed to obtain such investments.
     The Trust, its Investment Advisers and principal underwriter have adopted codes of ethics under Rule 17j-1 of the Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Funds.
MANAGEMENT SERVICES
     As stated in the Funds’ Prospectuses, GSAM, 32 Old Slip, New York, New York, 10005 serves as Investment Adviser to the Structured Equity Funds. GSAM is a subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. GSAMI, Christchurch Court, 10-15 Newgate Street, London, England EC1A7HD, serves as Investment Adviser to the Strategic International Equity Fund. GSAMI is also an affiliate of Goldman Sachs. See “Service Providers” in the Funds’ Prospectuses for a description of the applicable Investment Adviser’s duties to the Funds.
     Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 -hours a day. The firm is headquartered in New York with offices in countries throughout the world. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world’s financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Funds to use the name “Goldman Sachs” or a derivative thereof as part of each Fund’s name for as long as each Fund’s Management Agreement is in effect.
     The Investment Advisers are able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. The Global Investment Research Department covers approximately 1,800 securities, more than 50 economies and over 25 stock markets. The in depth information and analyses generated by Goldman Sachs’ research analysts are available to the Investment Advisers.
     In addition, many of Goldman Sachs’ economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the United States and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios. For example, Goldman Sachs’ options evaluation model analyzes a security’s term, coupon and call option, providing an overall analysis of the security’s value relative to its interest risk.
     In managing the Funds, the Investment Advisers have access to Goldman Sachs’ economics research. The Economics Research Department based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movements worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs’ international research team has brought wide recognition to its members. The team has earned top rankings in various external surveys such as Pensions and Investments, Forbes and Dalbar. These rankings acknowledge the achievements of the firm’s economists, strategists and equity analysts.
     The Management Agreements provide that GSAM and GSAMI, in their capacity as Investment Advisers, may render similar services to others so long as the services under the Management Agreements are not impaired thereby. The Funds’ Management Agreements were approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to such agreement or “interested persons” (as such term is defined in the Act) of any party thereto (the “non-interested Trustees”) on June 13, 2007. A discussion regarding the Trustees’ basis for approving the Management Agreements in 2007 is available in the Trust’s annual report for the period ended October 31, 2007.
     Each Management Agreement will remain in effect until June 30, 2008 and will continue in effect with respect to the applicable Fund from year to year thereafter provided such continuance is specifically approved at least annually by (i) the vote of a majority of such Fund’s outstanding voting securities or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.
     Each Management Agreement will terminate automatically if assigned (as defined in the Act). Each Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the applicable Fund on 60 days’ written notice to the applicable Investment Adviser or by the Investment Adviser on 60 days’ written notice to the Trust.
     Pursuant to the Management Agreements the Investment Advisers are entitled to receive the fees set forth below, payable monthly based on such Fund’s average daily net assets. Also included below are the actual management fee rates paid by each Fund (after reflection of any voluntary management fee waivers, as indicated) for the fiscal year ended October 31, 2007.

Fund	Contractual Rate	Actual Rate*
GSAM
Structured Small Cap Value Fund	0.85% on the first $2 billion	0.81%**
0.77% over $2 billion
Structured Small Cap Growth Fund	0.85% on the first $2 billion	0.81%**
0.77% over $2 billion
GSAMI
Strategic International Equity Fund	0.85% on the first $1 billion	0.85%
0.77% on the next $1 billion
0.73% over $2 billion

*	For the for the period June 25, 2007 through October 31, 2007.

**	GSAM voluntarily agreed to waive a portion of its management fee in order to achieve an effective rate of 0.81% as an annual percentage rate of average daily net assets of Structured Small Cap Value and Structured Small Cap Growth Funds, for the period June 25, 2007 through October 31, 2007.
     For the fiscal year ended October 31, 2007, the amounts of the fees incurred by each Fund under the Management Agreement were as follows (with and without the fee limitations that were then in effect):

	Fiscal Year Ended October 31, 2007*
	With Fee	Without Fee
	Limitations	Limitations
Structured Small Cap Value Fund	$1,321,912	$1,386,541
Structured Small Cap Growth Fund	$288,296	$304,252
Strategic International Equity Fund	$580,809	$580,809

*	For the for the period June 25, 2007 through October 31, 2007.

     In addition to providing advisory services, under its Management Agreement, each Investment Adviser also: (i) supervises all non-advisory operations of each Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund; (iii) arranges for at each Fund’s expense: (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund’s records; and (v) provides office space and all necessary office equipment and services.
Predecessor Funds’ Adviser and Administrator
     As further explained in the “Introduction” section of this SAI, the Predecessor Funds were reorganized into the Funds. Investment advisory services for the Predecessor Funds were provided by AXA Equitable Insurance Company (the “Predecessor Adviser”). Each Predecessor Fund was obligated to pay the Predecessor Adviser a fee as described below for the investment management services it provided that Predecessor Fund. The Predecessor Adviser and Enterprise Trust also entered into an expense limitation agreement with respect to each Predecessor Fund (“Expense Limitation Agreement”), pursuant to which the Predecessor Adviser agreed to waive or limit its management, administrative and other fees and to assume other expenses so that the total annual operating expenses (with certain exceptions described in the Prospectus) of each Predecessor Fund were limited to the extent described below.

	Management Fee
Predecessor Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $5 billion	Thereafter
AXA Enterprise Small Company Value Fund	0.730%	0.705%	0.680%	0.655%	0.630%
AXA Enterprise Small Company Growth Fund	0.980%	0.955%	0.930%	0.905%	0.880%
AXA Enterprise International Growth Fund	0.830%	0.805%	0.780%	0.755%	0.730%

	Total Expenses Limited to (% of daily net assets)
				Class Y
Predecessor Fund	Class A	Class B	Class C	(Institutional)
AXA Enterprise Small Company Value Fund	1.75%	2.30%	2.30%	1.30%
AXA Enterprise Small Company Growth Fund	1.65%	2.20%	2.20%	1.20%
AXA Enterprise International Growth Fund	1.85%	2.40%	2.40%	1.40%
     For the fiscal years ended October 31, 2007, October 31, 2006 and October 31, 2005, historical data presented below is that of the Predecessors Funds. Further, the Predecessor Funds are successors to corresponding series of The Enterprise Group of Funds, Inc., which is a registered open-end management investment company managed by Enterprise Capital Management, Inc. (“Enterprise Capital”), an affiliate of the Predecessor Adviser. The tables below show the amounts reported by the Predecessor Funds or their predecessor funds as paid to the Predecessor Adviser or AXA Equitable for the fiscal years ended October 31, 2005 and October 31, 2006. The first column shows each fee without fee waivers, the second column shows the fees actually paid to Enterprise Capital or the Predecessor Adviser after fee waivers and the third column shows the total amount of fees waived by Enterprise Capital or the Predecessor Adviser and other expenses of each Predecessor Fund or its predecessor fund assumed by AXA Equitable or the Predecessor Adviser pursuant to an expense limitation agreement. For the fiscal years ended October 31, 2007, October 31, 2006 and October 31, 2005, the Predecessor Adviser and Enterprise Capital did not receive any reimbursement from the predecessor funds.
FISCAL YEAR ENDED OCTOBER 31, 2005

			Total Amount of Fees
		Management Fee	Waived and Other
Predecessor Fund	Management Fee	After Fee Waiver	Expenses Assumed
AXA Enterprise Small Company Value Fund	$4,564,850	$4,564,850	N/A
AXA Enterprise Small Company Growth Fund	$1,072,398	$450,031	$622,367
AXA Enterprise International Growth Fund	$589,315	$350,735	$238,580

FISCAL YEAR ENDED OCTOBER 31, 2006

			Total Amount of Fees
		Management Fee	Waived and Other
Predecessor Fund	Management Fee	After Fee Waiver	Expenses Assumed
AXA Enterprise Small Company Value Fund	$4,135,133	$4,135,133	N/A
AXA Enterprise Small Company Growth Fund	$1,059,461	$487,755	$571,706
AXA Enterprise International Growth Fund	$1,065,606	$1,065,606	N/A
FISCAL YEAR ENDED OCTOBER 31, 2007*

			Total Amount of Fees
		Management Fee	Waived and Other
Predecessor Fund	Management Fee	After Fee Waiver	Expenses Assumed
AXA Enterprise Small Company Value Fund	$2,652,424	$2,652,424	N/A
AXA Enterprise Small Company Growth Fund	$1,119,552	$728,864	$390,688
AXA Enterprise International Growth Fund	$1,092,321	$1,092,321	N/A

*	For the for the period November 1, 2006 through June 22, 2007.
     The Predecessor Adviser entered into sub-advisory agreements (“Predecessor Sub-advisory Agreements”) on behalf of each Predecessor Fund with the following sub-advisers: (each a “Predecessor Sub-adviser” and collectively the “Predecessor Sub-advisers”). The table below shows the amounts reported by the Predecessor Funds and their predecessor funds as paid by Enterprise Capital or AXA Equitable to each Sub-adviser with respect to the Predecessor Funds and their predecessor funds for the fiscal periods ended October 31, 2005, October 31, 2006 and October 31, 2007.

	Sub-Advisory Fees	Sub-Advisory Fees	Sub-Advisory Fees
	Paid	Paid	Paid
	Fiscal Year Ended	Fiscal Year Ended	Fiscal Period Ended
Predecessor Fund	October 31, 2007*	October 31, 2006	October 31, 2005
AXA Enterprise Small Company Value Fund	$1,507,393	$2,266,702	$2,415,037
AXA Enterprise Small Company Growth Fund	$459,042	$644,853	$616,523
AXA Enterprise International Growth Fund	$35,261	$748,162	$317,787

*	For the period November 1, 2006 through June 22, 2007.
     AXA Equitable served as the administrator to the Predecessor Funds. For these administrative services, in addition to the management fee, each Predecessor Fund paid AXA Equitable a fee at an annual rate of 0.055% of the Predecessor Fund’s total average net assets. Pursuant to a sub-administration arrangement, AXA Equitable contracted with J.P. Morgan Investor Services Co. (“Predecessor Sub-Administrator”) to provide Enterprise Trust with certain administrative services, including monitoring of fund compliance and fund accounting services. During the fiscal year ended October 31, 2007 Enterprise Trust, on behalf of each Predecessor Fund, paid the following fees for administrative services:
FISCAL YEAR ENDED OCTOBER 31, 2007*

Predecessor Fund	Administration Fee
AXA Enterprise Small Company Value Fund	$205,783
AXA Enterprise Small Company Growth Fund	$42,035
AXA Enterprise International Growth Fund	$74,383

*	For the for the period November 1, 2006 through June 22, 2007.

Portfolio Managers — Other Accounts Managed by the Portfolio Managers
     The following tables disclose other accounts within each type of category listed below for which the portfolio managers were jointly and primarily responsible for day to day portfolio management as of October 31, 2007.

							Number of Accounts and Total Assets for Which Advisory Fee is
	Number of Other Accounts Managed and Total Assets by Account Type						Performance Based
	Registered						Registered
Name of	Investment		Other Pooled		Other		Investment		Other Pooled		Other
Portfolio Manager	Companies		Investment Vehicles		Accounts		Companies		Investment Vehicles		Accounts
	Number of	Assets	Number of	Assets	Number of	Assets	Number of	Assets	Number of	Assets	Number of	Assets
	Accounts	Managed	Accounts	Managed	Accounts	Managed	Accounts	Managed	Accounts	Managed	Accounts	Managed
Structured Small Cap Value Fund
Melissa Brown	68	$29.2 bil	46	$22.4 bil	727	$82.5 bil	0	0	7	$2 bil	39	12.9 bil
Robert C. Jones	68	$29.2 bil	46	$22.4 bil	727	$82.5 bil	0	0	7	$2 bil	39	12.9 bil
Mark Carhart	68	$29.2 bil	46	$22.4 bil	727	$82.5 bil	0	0	7	$2 bil	39	12.9 bil
Andrew Alford	68	$29.2 bil	46	$22.4 bil	727	$82.5 bil	0	0	7	$2 bil	39	12.9 bil
Structured Small Cap Growth Fund
Melissa Brown	68	$29.2 bil	46	$22.4 bil	727	$82.5 bil	0	0	7	$2 bil	39	12.9 bil
Robert C. Jones	68	$29.2 bil	46	$22.4 bil	727	$82.5 bil	0	0	7	$2 bil	39	12.9 bil
Mark Carhart	68	$29.2 bil	46	$22.4 bil	727	$82.5 bil	0	0	7	$2 bil	39	12.9 bil
Andrew Alford	68	$29.2 bil	46	$22.4 bil	727	$82.5 bil	0	0	7	$2 bil	39	12.9 bil
Strategic International Equity Fund
Mark Beveridge*	6	$1.5 bil	0	0	8	$1.5 bil	0	0	0	0	0	0
William Howard *	2	$666.8 mil	0	0	5	$942 mil	0	0	0	0	0	0
Maria Gordon*	6	$4.3 bil	1	$53.1mil	8	$2.1bil	0	0	0	0	3	$1.3 bil
Eileen Rominger**	28	$11.9 mil	8	$556.6 mil	26	$17.7 mil	0	0	0	0	1	$241.0 mil
Mark Beveridge**	9	$1.6 bil	0	0	10	$1.2 bil	0	0	0	0	1	$241.0 mil

*	The information is as of September 30, 2007.
**	The information is as of March 31, 2008.

     Conflicts of Interest. The Investment Advisers’ portfolio managers are often responsible for managing one or more of the Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.
     The Investment Advisers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. They seek to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Advisers have developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Advisers and the Funds have adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. The Investment Advisers conduct periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with the portfolio manager’s management of the Funds’ investments and the investments of other accounts, see “Potential Conflicts of Interest - Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Funds and Other Goldman Sachs Accounts and Potential Conflicts Relating to Goldman Sachs’ and the Investment Adviser’s Proprietary Activities and Activities on Behalf of Other Accounts.”
Portfolio Managers — Compensation
     Quantitative Domestic Equity Portfolio Management Teams Base Salary and Performance Bonus.
     The Investment Adviser provides compensation packages for its investment professionals, which are comprised of a base salary and a performance bonus. The year-end performance bonus is a function of each professional’s individual performance; his or her contribution to the overall performance of the group; the performance of GSAM; the profitability of Goldman Sachs; and anticipated compensation levels among competitor firms.
     Portfolio management teams are rewarded for their ability to outperform a benchmark while managing risk exposure. An individual’s compensation depends on his/her contribution to the team as well as his/her ability to work as a member of the team.
     The portfolio management team’s performance measures are aligned with GSAM’s goals to: (1) exceed benchmark over one-year and three-year periods; (2) manage portfolios within a defined range around a targeted tracking error; (3) perform consistently with objectives and client commitments; (4) achieve top tier rankings and ratings; and (5) manage all similarly mandated accounts in a consistent manner.
     Performance-related remuneration for portfolio managers is significantly influenced by the following criteria: (1) overall portfolio performance and consistency of performance over time; (2) consistency of performance across accounts with similar profiles; (3) compliance with risk budgets; and (4) communication with other portfolio managers within the research process.
     In addition, detailed portfolio attribution is critical to the measurement process.
     The benchmarks for these Funds are:
     Structured Small Cap Value Fund: Russell 2000® Value Index
     Structured Small Cap Growth Team: Russell 2000® Growth Index
     Active International Portfolio Management Team Base Salary and Performance Bonus. The Investment Adviser’s Active International Portfolio Management Team’s (the “International Team”) compensation packages for portfolio managers are comprised of a base salary and performance bonus. The performance bonus is a function of: each portfolio manager’s individual performance; the International Team’s total revenues for the past year which in part is derived from advisory fees and for certain accounts; performance based fees; his or her contribution to the overall performance of the International Team; the performance of the Investment Adviser; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded for their ability to outperform a benchmark over a three year period while managing risk exposure.

     The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) overall portfolio performance; (2) consistency of performance across accounts with similar profiles; and (3) communication with other portfolio managers within the research process. In addition, the following factors involving the overall performance of the International Team are also considered when the amount of performance bonus is determined: (1) whether the team’s performance exceeded performance benchmarks over three-year periods; (2) whether the team performed consistently with objectives and client commitments; and (3) whether the team managed all similarly mandated accounts in a consistent manner.
     The benchmark for the Strategic International Equity Fund is the MSCI® EAFE (unhedged).
     Other Compensation — All Teams. In addition to base salary and performance bonus, the Investment Adviser has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.
     Certain GSAM portfolio managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance.
Portfolio Managers — Portfolio Managers’ Ownership of Securities in the Funds They Manage
The following table shows the portfolio managers’ ownership of securities as of October 31, 2007 in the Funds they manage:

Dollar Range of Equity Securities Beneficially
Name of Portfolio Manager	Owned by Portfolio Manager
Structured Small Cap Value Fund
Melissa Brown	$0
Robert C. Jones	$51,220.84
Mark Carhart	$0
Andrew Alford	$0
Structured Small Cap Growth Fund
Melissa Brown	$0
Robert C. Jones	$51,242.47
Mark Carhart	$0
Andrew Alford	$0
Strategic International Equity Fund
Mark Beveridge	$254,000
William Howard	$0
Maria Gordon	$0
Eileen Rominger*	$0
Edward Perkin*	$0
*   The information is as of May 30, 2008.
Distributor and Transfer Agent
     Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor of shares of the Funds pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust on behalf of each Fund. Shares of the Funds are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Pursuant to the distribution agreement, after the Prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs may enter into sales agreements with certain investment dealers and other financial service firms (the “Authorized Dealers”) to solicit subscriptions for Class A, Class B, Class C, Class R and Class IR Shares of the Funds. Goldman Sachs receives a portion of the sales charge imposed on the sale, in the case of Class A Shares, or redemption in the case of Class B and Class C Shares (and in certain cases, Class A Shares), of such Fund shares.
     During the period June 25, 2007, through October 31, 2007, Goldman Sachs retained approximately $3,700, $1,400, and $16,300 of sales loads from the Structured Small Cap Value, Structured Small Cap Growth and Strategic International Equity Fund,

respectively. For the same period Goldman Sachs retained no contingent deferred sales charges for Class B and Class C Shares of the Funds.
     Dealer Reallowances. Class A Shares of the Funds are sold subject to a front-end sales charge, as described in the prospectuses and in this SAI in the section “Shares of the Trust.” Goldman Sachs pays commissions to Authorized Dealers who sell Class A shares of the Funds in the form of a “reallowance” of all or a portion of the sales charge paid on the purchase of those shares. Goldman Sachs reallows the following amounts, expressed as a percentage of each Fund’s offering price with respect to purchases under $50,000:
     Structured Small Cap Value Fund: 5.04%
     Structured Small Cap Growth Fund: 5.02%
     Strategic International Equity Fund: 3.59%
     Dealer allowances may be changed periodically. During special promotions, the entire sales charge may be reallowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is reallowed may be deemed to be “underwriters” under the Securities Act of 1933.
     Goldman Sachs, 71 South Wacker Drive, Chicago, IL 60606 serves as the Trust’s transfer agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust to (i) record the issuance, transfer and redemption of shares, (ii) provide purchase and redemption confirmations and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust’s custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax-related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.04% of average daily net assets with respect to each Fund’s Institutional and Service Shares and 0.19% of average daily net assets with respect to each Fund’s Class A, Class B, Class C, Class R, and Class IR Shares.
     As compensation for the services rendered to the Trust by Goldman Sachs as transfer agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal years ended October 31, 2007 from each Fund then in existence as follows under the fee schedules then in effect:

	Class A, B & C
	Shares	Institutional Shares	Service Shares
	Fiscal period ended	Fiscal period ended	Fiscal period ended
	October 31, 2007*	October 31, 2007*	October 31, 2007*
Structured Small Cap Value Fund	$299,329	$2,262	—
Structured Small Cap Growth Fund	$57,841	$2,149	—
Strategic International Equity Fund	$109,251	$3,390	—

*	For the period June 25, 2007 through October 31, 2007. As of October 31, 2007, Class R and Class IR had not commenced operations.
     The Trust’s distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services Goldman Sachs provides thereunder are not impaired thereby. Such agreements also provide that the Trust will indemnify Goldman Sachs against certain liabilities.
Predecessor Funds’ Distributor. Enterprise Fund Distributors, Inc., Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326, served as the distributor (the “Predecessor Distributor”) to the Predecessor Funds. Enterprise Trust had adopted in the manner prescribed under Rule 12b-1 under the 1940 Act separate plans of distribution pertaining to the Class A, Class B and Class C shares of Enterprise Trust (“Predecessor Plans”). Under the Predecessor Plans, each Predecessor Fund was authorized to pay the Predecessor Distributor a service fee, accrued daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of each class of shares. In addition to this service fee, each Predecessor Fund was also authorized to pay the Predecessor Distributor a distribution fee, accrued daily and payable monthly, at the annual rate of 0.20% of the average daily net assets of the Class A shares and 0.75% of the average daily net assets of the Class B and Class C shares. There was no distribution plan with respect to Class Y (Institutional) shares and the Predecessor Funds paid no service or distribution fees with respect to that class of shares. The Predecessor Funds did not offer Class R and Class IR and Service Shares.

     The table below shows the amounts reported by the Predecessor Funds as paid to the Predecessor Distributor with respect to the Predecessor Funds pursuant to their Rule 12b-1 distribution plans for the fiscal year ended October 31, 2007.

	Distribution Fees Paid to Predecessor Distributor*
	Class A	Class B	Class C
AXA Enterprise Small Company Value Fund	$786,055	$1,116,745	$583,095
AXA Enterprise Small Company Growth Fund	$147,889	$197,139	$88,656
AXA Enterprise International Growth Fund	$275,639	$196,546	$260,925

*	For the period November 1, 2006 through June 22, 2007.
     The tables below show the amounts of sales charges reported by the Predecessor Funds as earned by the Predecessor Distributor in connection with the sale of shares of the Predecessor Funds and the amounts reported by the Predecessor Funds as retained by the Predecessor Distributor, net of payments to selling dealers, for the fiscal year ended October 31, 2007.
Class A (Front-End Sales Charge)*

	Amount Paid to	Amount Retained
	Predecessor	by Predecessor
Predecessor Fund	Distributor	Distributor
AXA Enterprise Small Company Value Fund	$1,800	$1,800
AXA Enterprise Small Company Growth Fund	$300	$300
AXA Enterprise International Growth Fund	$1,000	$1,000

*	For the period November 1, 2006 through June 22, 2007.
Class A (Contingent Deferred Sales Charge)*

	Amount Paid to	Amount Retained
	Predecessor	by Predecessor
Predecessor Fund	Distributor	Distributor
AXA Enterprise Small Company Value Fund	$15,600	$15,600
AXA Enterprise Small Company Growth Fund	$6,100	$6,100
AXA Enterprise International Growth Fund	$8,200	$8,200

*	For the period November 1, 2006 through June 22, 2007.
Class B (Contingent Deferred Sales Charge)*

	Amount Paid to	Amount Retained
	Predecessor	by Predecessor
Predecessor Fund	Distributor	Distributor
AXA Enterprise Small Company Value Fund	$216,500	$216,500
AXA Enterprise Small Company Growth Fund	$54,100	$54,100
AXA Enterprise International Growth Fund	$65,050	$65,050

*	For the period November 1, 2006 through June 22, 2007.
Class C (Contingent Deferred Sales Charge)*

	Amount Paid to	Amount Retained
	Predecessor	by Predecessor
Predecessor Fund	Distributor	Distributor
AXA Enterprise Small Company Value Fund	$8,700	$8,700
AXA Enterprise Small Company Growth Fund	$2,300	$2,300
AXA Enterprise International Growth Fund	$59,300	$59,300

*	For the period November 1, 2006 through June 22, 2007.

Expenses
     The Trust, on behalf of each Fund, is responsible for the payment of each Fund’s respective expenses. The expenses include, without limitation, the fees payable to the Investment Advisers, service fees and shareholder administration fees paid to Service Organizations, the fees and expenses of the Trust’s custodian and subcustodians, transfer agent fees and expenses, pricing service fees and expenses, brokerage fees and commissions, filing fees for the registration or qualification of the Trust’s shares under federal or state securities laws, expenses of the organization of the Funds, fees and expenses incurred by the Trust in connection with membership in investment company organizations including, but not limited to, the Investment Company Institute, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs or its affiliates with respect to the Trust), expenses of preparing and setting in type Prospectuses, SAIs, proxy material, reports and notices and the printing and distributing of the same to the Trust’s shareholders and regulatory authorities, any expenses assumed by a Fund pursuant to its Distribution and Service Plans, compensation and expenses of its “non-interested” Trustees, the fees and expenses of pricing services, dividend expenses on short sales and extraordinary expenses, if any, incurred by the Trust. Except for fees and expenses under any service plan, shareholder administration plan or distribution and service plans applicable to a particular class and transfer agency fees and expenses, all Fund expenses are borne on a non-class specific basis.
     The imposition of an Investment Adviser’s fees, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of a Fund, which would have the effect of lowering that Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.
     As of the date of this SAI, the Investment Advisers voluntarily have agreed to reduce or limit certain “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees, service fees, shareholder administration fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) for the following Funds to the extent such expenses exceed the following percentage of each Fund’s average daily net assets:

Other
Expenses
Structured Small Cap Value Fund	0.004%
Structured Small Cap Growth Fund	0.004%
Strategic International Equity Fund	0.16%
     Such reductions or limits, if any, are calculated monthly on a cumulative basis during each Funds’ fiscal year and may be discontinued or modified by the applicable Investment Adviser in its discretion at any time.
     Fees and expenses borne by the Funds relating to legal counsel, registering shares of a Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the Investment Adviser’s costs of performing certain accounting services not being provided by a Fund’s custodian.
Reimbursement
     For the period June 25, 2007 through October 31, 2007, the amounts of certain “Other Expenses” of each Fund then in existence that were reduced or otherwise limited were as follows under the expense limitations that were then in effect:

Reimbursement
Structured Small Cap Value Fund	$392,479
Structured Small Cap Growth Fund	$309,686
Strategic International Equity Fund	$261,343
Custodian and Sub-Custodians
     State Street, 225 Franklin Street, Boston, MA 02110, is the custodian of the Trust’s portfolio securities and cash for the Structured Small Cap Value and Structured Small Cap Growth Funds. JPMorganChase, 270 Park Avenue, New York, New York 10017, is the custodian to the Strategic International Equity Fund. State Street and JPMorganChase also maintain the Trust’s accounting records for the Funds for which they serve as custodian. State Street may appoint domestic and foreign sub-custodians and use depositories from time to time to hold certain securities and other instruments purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.
Independent Registered Public Accounting Firm
     PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, is the Funds’ independent registered public accounting firm. In addition to audit services, PricewaterhouseCoopers LLP prepares the Funds’ federal and state tax returns, and provides assistance on certain non-audit matters.
POTENTIAL CONFLICTS OF INTEREST
Summary
     The Goldman Sachs Group, Inc. is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization, and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, investment adviser, financier, advisor, market maker, proprietary trader, prime broker, lender and agent, and has other direct and indirect interests in the global fixed income, currency, commodity, equity and other markets in which the Funds invest. As a result, The Goldman Sachs Group, Inc., the asset management division of Goldman Sachs, the Investment Advisers, and their affiliates, directors, partners, trustees, managers, members, officers and employees (collectively for purposes of this “Potential Conflicts of Interest” section, “Goldman Sachs”), including those who may be involved in the management, sales, investment activities, business operations or distribution of the Funds, are engaged in businesses and have interests other than that of managing the Funds. The Funds will not be entitled to compensation related to such businesses. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Funds and their service providers. Such additional businesses and interests may give rise to potential conflicts of interest. The following is a brief summary description of certain of these potential conflicts of interest:
•	While the Investment Advisers will make decisions for the Funds in accordance with their obligations to manage the Funds appropriately, the fees, allocations, compensation and other benefits to Goldman Sachs (including benefits relating to business relationships of Goldman Sachs) arising from those decisions may be greater as a result of certain portfolio, investment, service provider or other decisions made by the Investment Advisers than they would have been had other decisions been made which also might have been appropriate for the Funds.

•	Goldman Sachs, its sales personnel and other financial service providers may have conflicts associated with their promotion of the Funds or other dealings with the Funds that would create incentives for them to promote the Funds.

•	While the allocation of investment opportunities among Goldman Sachs, the Funds and other funds and accounts managed by the Investment Advisers may raise potential conflicts because of financial or other interests of Goldman Sachs or its personnel, the Investment Advisers will allocate investment opportunities and make purchase and sale decisions in their sole discretion in a manner that the Investment Advisers consider to be reasonable and consistent with their fiduciary obligations to the Funds and the other funds and accounts.

•	The Investment Advisers will give advice to and make investment decisions for the Funds as they believe is in the fiduciary interests of the Funds. Advice given to the Funds or investment decisions made for the Funds may differ from, and may conflict with, advice given or investment decisions made for Goldman Sachs or other funds or accounts. For example, other funds or accounts managed by the Investment Advisers may sell short securities of an issuer in which the Funds have taken, or will take, a long position in the same securities. Actions taken with respect to Goldman Sachs or other funds or accounts may adversely impact the Funds, and actions taken by the Funds may benefit Goldman Sachs or other funds or accounts.

•	The Investment Adviser may buy for the Funds securities or obligations of issuers in which Goldman Sachs or other funds or accounts have made, or are making, an investment in securities or obligations that are subordinate or senior to securities of the Funds. For example, a Fund may invest in debt securities of an issuer at the same time that Goldman Sachs or other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by Goldman Sachs (including the Investment Adviser) relating to what actions to be taken may also raise conflicts of interests and Goldman Sachs may take actions for certain accounts that have negative impacts on other advisory accounts.
•	Goldman Sachs’ personnel may have varying levels of economic and other interests in accounts or products promoted or managed by such personnel as compared to other accounts or products promoted or managed by them.

•	Goldman Sachs will be under no obligation to provide to the Investment Advisers, or effect transactions on behalf of the Funds or other accounts managed by the Investment Advisers, based on any market or other information, analysis, technical models or research in its possession. Goldman Sachs may have information material to the management of the Funds and may be prevented by internal policies or by the terms of the ethical wall that separates Goldman Sachs from the Investment Advisers from sharing that information with relevant personnel of the Investment Advisers.

•	To the extent permitted by applicable law, the Funds may enter into transactions in which Goldman Sachs acts as principal, or in which Goldman Sachs acts on behalf of the Funds and the other parties to such transactions. Goldman Sachs will have potentially conflicting interests in connection with such transactions.

•	Goldman Sachs may act as broker, dealer, agent, lender or otherwise for the Funds and will retain all commissions, fees and other compensation in connection therewith.

•	Securities traded for the Funds may, but are not required to, be aggregated with trades for other funds or accounts managed by Goldman Sachs. When transactions are aggregated but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds.

•	Products and services received by the Investment Advisers or their affiliates from brokers in connection with brokerage services provided to the Funds and other funds or accounts managed by Goldman Sachs may disproportionately benefit other of such funds and accounts based on the relative amounts of brokerage services provided to the Funds and such other funds and accounts.

•	While the Investment Advisers will make proxy voting decisions as they believe appropriate under their fiduciary duties to the Funds and in accordance with the Investment Advisers’ policies designed to help avoid conflicts of interest, proxy voting decisions made by the Investment Advisers with respect to a Fund’s portfolio securities may also favor the interests of other clients or businesses of other divisions or units of Goldman Sachs.

•	Regulatory restrictions (including relating to the aggregation of positions among different funds and accounts) and internal Goldman Sachs policies may restrict investment activities of the
Funds. Information held by Goldman Sachs could have the effect of restricting investment activities of the Funds.
     Prospective investors should carefully review the following section of this document which more fully describes these and other potential conflicts of interest presented by Goldman Sachs’ other businesses and interests.
     As a registered investment adviser under the Advisers Act, the Investment Advisers are required to file a Form ADV with the SEC. Form ADV contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding the Investment Advisers. A copy of Part 1 of the Investment Advisers’ Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).
     Potential Conflicts Relating to Portfolio Decisions, the Sale of Fund Shares and the Allocation of Investment Opportunities
     Goldman Sachs’ Other Activities May Have an Impact on the Funds
     The Investment Advisers make decisions for the Funds in accordance with their obligations as the Investment Advisers of the Funds. However, Goldman Sachs’ other activities may have a negative effect on the Funds. As a result of the various activities and interests of Goldman Sachs as described in the first paragraph under “Summary” above, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. It is also likely that the Funds will undertake transactions in securities in which Goldman Sachs makes a market or otherwise has other direct or indirect interests. In addition, while the Investment Advisers will make decisions for the Funds in accordance with their obligations to manage the Funds appropriately, the fees, allocations, compensation and other benefits (including benefits relating to business relationships of Goldman Sachs) arising from those decisions may be greater as a result of certain portfolio, investment, service provider or other decisions made by the Investment Advisers for the Funds than they would have been had other decisions been made which also might have been appropriate for the Funds.
     Goldman Sachs conducts extensive broker-dealer, banking and other activities around the world and operates a business known as Goldman Sachs Security Services (“GSS”) which provides prime brokerage, administrative and other services to clients which may involve funds, markets and securities in which the Funds invest. These businesses will give GSS and many other parts of Goldman Sachs broad access to the current status of certain markets, investments and funds and detailed knowledge about fund operators. In addition, with respect to advisory account that invests in funds, given Goldman Sachs’ scale of activity in the prime brokerage market, it is likely that Goldman Sachs will act as a prime broker to one or more funds in which such advisory account may invest, in which case Goldman Sachs will have direct knowledge concerning the investments and transactions of such funds. As a result of the activities described in this paragraph and the access and knowledge arising from those activities, parts of Goldman Sachs may be in possession of information in respect of markets, investments and funds, which, if known to the Investment Adviser, might cause the Investment Adviser to seek to dispose of, retain or increase interests in investments held by the Funds or acquire certain positions on behalf of the Funds. Goldman Sachs will be under no duty to make any such information available to the Funds or personnel of the Investment Adviser making investment decisions on behalf of the Funds. In general, personnel of the Investment Adviser making investment decisions will make decisions based solely upon information known by such decision makers without regard to information known by other Goldman Sachs personnel.
     Goldman Sachs’ Financial and Other Interests and Relationships May Incentivize Goldman Sachs to Promote the Sale of Fund Shares
     Goldman Sachs, its personnel and other financial service providers, have interests in promoting sales of the Funds. With respect to both Goldman Sachs and its personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than the remuneration and profitability relating to services to and sales of other products that might be provided or offered. Goldman Sachs and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. Goldman Sachs and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to Goldman Sachs and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.
     Conflicts may arise in relation to sales-related incentives. Goldman Sachs and its personnel may receive greater compensation or greater profit in connection with the Funds than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that Goldman Sachs may pay a portion of its advisory fee to the unaffiliated investment adviser, or to other compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of Goldman Sachs and its personnel to recommend the Funds over other accounts or products managed by unaffiliated investment advisers or to effect transactions differently in the Funds as compared to other accounts or products.
     Goldman Sachs may also have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Funds, or who engage in transactions with or for the Funds. For example, Goldman Sachs regularly participates in industry and consultant sponsored conferences and may purchase educational, data related or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help Goldman Sachs understand the consultant’s points of view on the investment management process. Consultants and other parties that provide consulting or other services to potential investors in the Funds may receive fees from Goldman Sachs or the Funds in connection with the distribution of shares in the Funds or other Goldman Sachs products. For example, Goldman Sachs may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by the Investment Advisers. Goldman Sachs may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. Goldman Sachs’ membership in such organizations allows Goldman Sachs to participate in these conferences and educational forums and helps Goldman Sachs interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, Goldman Sachs’ personnel, including employees of Goldman Sachs, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Funds or that may recommend investments in the Funds. In addition, Goldman Sachs, including the Investment Advisers, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. Goldman Sachs’ personnel may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Funds or other dealings with the Funds that create incentives for them to promote the Funds or certain portfolio transactions.
     To the extent permitted by applicable law, Goldman Sachs may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the Funds, Client/GS Accounts (defined below) and other products. In addition to placement fees, sales loads or similar distribution charges, such payments may be made out of Goldman Sachs’ assets, or amounts payable to Goldman Sachs rather than a separately identified charge to the Funds, Client/GS Accounts or other products. Such payments may compensate Intermediaries for, among other things: marketing the Funds, Client/GS Accounts and other products; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds, Client/GS Accounts and other products. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by Goldman Sachs may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by such products.
     The payments made by Goldman Sachs may be different for different Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend certain products based, at least in part, on the level of compensation paid.
     Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Funds and Other Goldman Sachs Accounts
     Goldman Sachs has potential conflicts in connection with the allocation of investments or transaction decisions for the Funds, including in situations in which Goldman Sachs or its personnel (including personnel of the Investment Advisers) have interests. For example, the Funds may be competing for investment opportunities with current or future accounts or funds managed or advised by Goldman Sachs (including the Investment Advisers). These accounts or funds may provide greater fees or other compensation (including performance based fees) to Goldman Sachs (including the Investment Advisers) or in which Goldman Sachs (including the Investment Advisers) or its personnel have an interest (collectively, the “Client/GS Accounts”).
     Goldman Sachs may manage or advise Client/GS Accounts that have investment objectives that are similar to those of the Funds and/or may seek to make investments in securities or other instruments in which the Funds may invest. This will create potential conflicts and potential differences among the Funds and other Client/GS Accounts, particularly where there is limited availability or limited liquidity for those investments. Such limited availability situations may exist, without limitation, in local and emerging markets, regulated industries, research and development trades, relative value or paired trades, IPO/new issues and limited issues. The Investment Advisers have developed policies and procedures that provide that they will allocate investment opportunities and make purchase and sale decisions among the Funds and other Client/GS Accounts in a manner that they consider, in their sole discretion and consistent with their fiduciary obligation to each Client/GS Account, to be reasonable. Allocations may be based on numerous factors and may not always be pro rata based on assets managed.
     The Investment Advisers will make allocation-related decisions for the Funds and other Client/GS Accounts with reference to numerous factors that may include, without limitation, (i) account investment horizons, investment objectives and guidelines; (ii) different levels of investment for different strategies; (iii) client-specific investment guidelines and restrictions; (iv) fully directed brokerage accounts; (v) tax sensitivity of accounts; (vi) suitability requirements; (vii) account turnover guidelines; (viii) availability of cash for investment; (ix) relative sizes and expected future sizes of applicable accounts; and/or (x) availability of other investment opportunities. Suitability considerations can include without limitation (i) relative attractiveness of a security to different accounts; (ii) concentration of positions in an account; (iii) appropriateness of a security for the benchmark of an account; (iv) an account’s risk tolerance, risk parameters and strategy allocations; (v) use of the opportunity as a replacement for a security the Investment Advisers believe to be attractive for an account but that for some reason cannot be held in the account; (vi) the need to hedge a short position in a pair trade; and/or (vii) the need to give a subset of accounts exposure to an industry. In addition to allocations of limited availability investments, the Investment Advisers may, from time to time, develop and implement new investment opportunities and/or trading strategies, and these strategies may not be allocated among all accounts (including the Fund) or pro rata, even if the strategy is consistent with objectives of all accounts. The Investment Advisers may make decisions based on such factors as strategic fit and other portfolio management considerations, including, without limitation, an account’s capacity for such strategy, the liquidity of the strategy and its underlying instruments, the account’s liquidity, the business risk of the strategy relative to the account’s overall portfolio make-up, and the lack of efficacy of, or return expectations from, the strategy for the account, and such other factors as the Investment Advisers deem relevant in their sole discretion. For example, such a determination may, but will not necessarily, include consideration of the fact that a particular strategy will not have a meaningful impact on an account given the overall size of the account, the limited availability of opportunities in the strategy and the availability of other strategies for the account. As a result, such a strategy may be allocated to some accounts managed by the Investment Advisers and not to others.
     Although allocating orders among the Funds and other Client/GS Accounts may create potential conflicts of interest because of the interests of Goldman Sachs or its personnel or because Goldman Sachs may receive greater fees or compensation from one of the Client/GS Account’s allocations, the Investment Advisers will not make allocation decisions based on such interests or greater fees or compensation.
     Allocation decisions among accounts may be more or less advantageous to any one account or group of accounts. As a result of the above, the Investment Advisers may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more Client/GS Accounts or for themselves or an affiliate, but not for the Funds, or are appropriate for, or available to, the Funds but in different sizes, terms or timing than is appropriate for other Client/GS Accounts, or may determine not to allocate to or purchase or sell for Client/GS Accounts all investment transactions for which Client/GS Accounts may be eligible. Therefore, the amount, timing, structuring or terms of an investment by the Funds may differ from, and performance may be lower than, investments and performance of other Client/GS Accounts.
     The Investment Advisers and/or their affiliates manage accounts of clients of Goldman Sachs’ Private Wealth Management (“PWM”) business. Such PWM clients receive advice from Goldman Sachs by means of separate accounts (“PWM Separate Accounts”). With respect to the Funds, the Investment Advisers may follow a strategy that is expected to be similar over time to that delivered by the PWM Separate Accounts. Each of the Funds and the PWM Separate Account Clients are subject to independent management and, given the independence in the implementation of advice to these accounts, there can be no warranty that such investment advice will be implemented simultaneously. Neither the Investment Advisers (in the case of the Funds) nor their affiliates (in the case of PWM Separate Accounts), will know when advice issued has been executed (if at all) and, if so, to what extent. While each will use reasonable endeavors to procure timely execution, it is possible that prior execution for or on behalf of the PWM Separate Accounts could adversely affect the prices and availability of the securities, currencies and instruments in which the Funds invest.
Other Potential Conflicts Relating to the Management of the Funds by the Investment Advisers
     Potential Restrictions and Issues Relating to Information Held by Goldman Sachs
     From time to time and subject to the Investment Advisers’ policies and procedures regarding information barriers, the Investment Advisers may consult with personnel in other areas of Goldman Sachs, or with persons unaffiliated with Goldman Sachs, or may form investment policy committees comprised of such personnel. The performance by such persons of obligations related to their consultation with personnel of the Investment Advisers could conflict with their areas of primary responsibility within Goldman Sachs or elsewhere. In connection with their activities with the Investment Advisers, such persons may receive information regarding the Investment Advisers’ proposed investment activities of the Funds that is not generally available to the public. There will be no obligation on the part of such persons to make available for use by the Funds any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, Goldman Sachs will be under no obligation to make available any research or analysis prior to its public dissemination.
     The Investment Advisers make decisions for the Funds based on the Funds’ investment programs. The Investment Advisers from time to time may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and its personnel. Goldman Sachs will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models.
     In addition, Goldman Sachs has no obligation to seek information or to make available to or share with the Funds any information, investment strategies, opportunities or ideas known to Goldman Sachs personnel or developed or used in connection with other clients or activities. Goldman Sachs and certain of its personnel, including the Investment Advisers’ personnel or other Goldman Sachs personnel advising or otherwise providing services to the Funds, may be in possession of information not available to all Goldman Sachs personnel, and such personnel may act on the basis of such information in ways that have adverse effects on the Funds.

     From time to time, Goldman Sachs may come into possession of material, non-public information or other information that could limit the ability of the Funds to buy and sell investments.
The investment flexibility of the Funds may be constrained as a consequence. The Investment Advisers generally are not permitted to obtain or use material non-public information in effecting purchases and sales in public securities transactions for the Funds.
     Potential Conflicts Relating to Goldman Sachs’ and the Investment Advisers’ Proprietary Activities and Activities On Behalf of Other Accounts
     The results of the investment activities of the Funds may differ significantly from the results achieved by Goldman Sachs for its proprietary accounts and from the results achieved by Goldman Sachs for other Client/GS Accounts. The Investment Advisers will manage the Funds and the other Client/GS Accounts they manage in accordance with their respective investment objectives and guidelines. However, Goldman Sachs may give advice, and take action, with respect to any current or future Client/GS Accounts that may compete or conflict with the advice the Investment Advisers may give to the Funds, or may involve a different timing or nature of action than with respect to the Funds.
     Transactions undertaken by Goldman Sachs or Client/GS Accounts may adversely impact the Funds. Goldman Sachs and one or more Client/GS Accounts may buy or sell positions while the Funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Funds. For example, a Fund may buy a security and Goldman Sachs or Client/GS Accounts may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the Fund holds. Conversely, the Fund may establish a short position in a security and Goldman Sachs or other Client/GS Accounts may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Fund and such increase in price would be to the Fund’s detriment. Conflicts may also arise because portfolio decisions regarding a Fund may benefit Goldman Sachs or other Client/GS Accounts. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) Goldman Sachs or other Client/GS Accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) Goldman Sachs or other Client/GS Accounts.
     In addition, transactions in investments by one or more Client/GS Accounts and Goldman Sachs may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, in small capitalization, emerging market or less liquid strategies. This may occur when portfolio decisions regarding a Fund are based on research or other information that is also used to support portfolio decisions for other Client/GS Accounts. When Goldman Sachs or a Client/GS Account implements a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for the Funds (whether or not the portfolio decisions emanate from the same research analysis or other information), market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such portfolio decisions or strategies could be increased or the Fund could otherwise be disadvantaged. Goldman Sachs may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences to Client/GS Accounts, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.
     As noted above, the Investment Adviser may, but is not required to aggregate purchase or sale orders for the Funds with trades for other funds or accounts managed by Goldman Sachs, including Client/GS Accounts. When orders are aggregated for execution, it is possible that GS and GS employee interests will receive benefits from such transactions, even in limited capacity situations. While the Investment Adviser maintains policies and procedures that it believes are reasonably designed to deal with conflicts of interest that may arise in certain situations when purchase or sale orders for the Funds are aggregated for execution with orders for Client/GS Accounts, in some cases the Investment Adviser will make allocations to accounts in which Goldman Sachs and/or employees have an interest.
     The Investment Adviser has established a trade sequencing and rotation policy for certain U.S. equity client accounts (including the Funds) and “wrap fee” accounts. The Investment Adviser does not generally aggregate trades on behalf of wrap fee accounts at the present time. “Wrap fees” usually cover execution costs only when trades are placed with the sponsor of the account. Trades through different sponsors are generally not aggregated. The Investment Adviser currently utilizes an asset-based trade sequencing and rotation policy for determining the order in which trades for institutional and wrap accounts are placed. Given current asset levels, the Investment Adviser’s trade sequencing and rotation policy provides that wrap accounts trade ahead of other accounts, including the Funds, 10% of the time. Other accounts, including the Funds, currently trade before wrap accounts 90% of the time. This is reflected in a ten week trade rotation schedule. The Investment Adviser may deviate from the rotation schedule under certain circumstances.

These include situations, for example, where in the Investment Adviser’s view it is not practical for the wrap fee accounts to participate in certain types of trades or when there are unusually long delays in a given wrap sponsor’s execution of a particular trade. In addition, a portfolio management team may provide instructions simultaneously regarding the placement of a trade in lieu of the rotation schedule if the trade represents a relatively small proportion of the average daily trading volume of the relevant security.
     The directors, officers and employees of Goldman Sachs, including the Investment Advisers, may buy and sell securities or other investments for their own accounts (including through investment funds managed by Goldman Sachs, including the Investment Advisers). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Funds. To reduce the possibility that the Funds will be materially adversely affected by the personal trading described above, each of the Funds and Goldman Sachs, as each Fund’s Investment Adviser and distributor, has established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each of the Funds and Goldman Sachs, as each Fund’s Investment Adviser and distributor, has adopted a code of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Act and monitoring procedures relating to certain personal securities transactions by personnel of the Investment Advisers which the Investment Advisers deem to involve potential conflicts involving such personnel, Client/GS Accounts managed by the Investment Advisers and the Funds. The Codes of Ethics require that personnel of the Investment Advisers comply with all applicable federal securities laws and with the fiduciary duties and anti-fraud rules to which the Investment Advisers are subject. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102, or by electronic request to publicinfo@sec.gov.
     Clients of Goldman Sachs (including Client/GS Accounts) may have, as a result of receiving client reports or otherwise, access to information regarding the Investment Advisers’ transactions or views which may affect such clients’ transactions outside of accounts controlled by personnel of the Investment Advisers, and such transactions may negatively impact the performance of the Funds. The Funds may also be adversely affected by cash flows and market movements arising from purchase and sales transactions, as well as increases of capital in, and withdrawals of capital from, other Client/GS Accounts. These effects can be more pronounced in thinly traded and less liquid markets.
     The Investment Advisers’ management of the Funds may benefit Goldman Sachs. For example, the Funds may, subject to applicable law, invest directly or indirectly in the securities of companies affiliated with Goldman Sachs or which Goldman Sachs has an equity, debt or other interest. In addition, to the extent permitted by applicable law, the Funds may engage in investment transactions which may result in other Client/GS Accounts being relieved of obligations or otherwise divesting of investments or cause the Funds to have to divest certain investments. The purchase, holding and sale of investments by the Funds may enhance the profitability of Goldman Sachs’ or other Client/GS Accounts’ own investments in and its activities with respect to such companies.
     Goldman Sachs and one or more Client/GS Accounts (including the Funds) may also invest in different classes of securities of the same issuer. As a result, one or more Client/GS Accounts may pursue or enforce rights with respect to a particular issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. For example, if a Client/GS Account holds debt securities of an issuer and a Fund holds equity securities of the same issuer, if the issuer experiences financial or operations challenges, the Client/GS Account which holds the debt securities may seek a liquidation of the issuer, whereas the Fund which holds the equity securities may prefer a reorganization of the issuer. A Fund may be negatively impacted by Goldman Sachs’ and other Client/GS Accounts’ activities, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case had Goldman Sachs and other Client/GS Accounts not pursued a particular course of action with respect to the issuer of the securities. In addition, in certain instances personnel of the Investment Adviser may obtain information about the issuer that would be material to the management of other Client/GS Accounts which could limit the ability of personnel of the Investment Adviser to buy or sell securities of the issuer on behalf of the Funds.
     Goldman Sachs may create, write, sell or issue, or act as placement agent or distributor of, derivative instruments with respect to the Funds or with respect to underlying securities, currencies or instruments of the Funds, or which may be otherwise based on the performance of the Funds. In addition, to the extent permitted by applicable law, Goldman Sachs (including its personnel or Client/GS Accounts) may invest in the Funds, may hedge its derivative positions by buying or selling shares of the Funds, and reserves the right to redeem some or all of its investments at any time. These investments and redemptions may be significant and may be made without notice to the shareholders. The structure or other characteristics of the derivative instruments may have an adverse effect on the Funds. For example, the derivative instruments could represent leveraged investments in the Funds, and the leveraged characteristics of such investments could make it more likely, due to events of default or otherwise, that there would be significant redemptions of interests from the Funds more quickly than might otherwise be the case. Goldman Sachs, acting in commercial capacities in connection with such derivative instruments, may in fact cause such a redemption. This may have an adverse effect on the investment management and positions, flexibility and diversification strategies of the Funds and on the amount of fees, expenses and other costs incurred directly or indirectly for the account of the Funds.
     Potential Conflicts in Connection with Investments in Goldman Sachs Money Market Funds
     To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund advised or managed by Goldman Sachs. In connection with any such investments, a Fund, to the extent permitted by the Act, will pay its share of all expenses (other than advisory and administrative fees) of a money market fund in which it invests which may result in a Fund bearing some additional expenses.
     Goldman Sachs May In-Source or Outsource
     Subject to applicable law, Goldman Sachs, including the Investment Advisers, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.
Potential Conflicts That May Arise When Goldman Sachs Acts in a Capacity Other Than Investment Adviser to the Funds
     To the extent permitted by applicable law, the Funds may enter into transactions and invest in futures, securities, currencies, swaps, options, forward contracts or other instruments in which Goldman Sachs acting as principal or on a proprietary basis for its customers, serves as the counterparty. The Funds may also enter into cross transactions in which Goldman Sachs acts on behalf of the Fund and for the other party to the transaction. Goldman Sachs may have a potentially conflicting division of responsibilities to both parties to a cross transaction. For example, Goldman Sachs may represent both a Fund and another Client/GS Account in connection with the purchase of a security by the Fund, and Goldman Sachs may receive compensation or other payments from either or both parties, which could influence the decision of Goldman Sachs to cause the Fund to purchase such security. The Funds may engage in principal or cross transactions to the extent permitted by applicable law.
     Goldman Sachs may act as broker, dealer, agent, lender or advisor or in other commercial capacities for the Funds. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by Goldman Sachs will be in its view commercially reasonable, although Goldman Sachs, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to Goldman Sachs and such sales personnel. The Funds may, to the extent permitted by applicable law, borrow funds from Goldman Sachs at rates and on other terms arranged with Goldman Sachs.
     Goldman Sachs may be entitled to compensation when it acts in capacities other than as the Investment Advisers, and the Funds will not be entitled to any such compensation. For example, Goldman Sachs (and its personnel and other distributors) will be entitled to retain fees and other amounts that it receives in connection with its service to the Funds as broker, dealer, agent, lender, advisor or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by Goldman Sachs of any such fees or other amounts.
     When Goldman Sachs acts as broker, dealer, agent, lender or advisor or in other commercial capacities in relation to the Funds, Goldman Sachs may take commercial steps in its own interests, which may have an adverse effect on the Funds. For example, in connection with lending arrangements involving the Funds, Goldman Sachs may require repayment of all or part of a loan at any time or from time to time.
     The Funds will be required to establish business relationships with their counterparties based on their own credit standing. Goldman Sachs, including the Investment Advisers, will not have any obligation to allow its credit to be used in connection with the Funds’ establishment of their business relationships, nor is it expected that the Funds’ counterparties will rely on the credit of Goldman Sachs in evaluating the Funds’ creditworthiness.

Potential Conflicts in Connection with Brokerage Transactions and Proxy Voting
     To the extent permitted by applicable law, purchases and sales of securities for a Fund may be bunched or aggregated with orders for other Client/GS Accounts. The Investment Advisers and their affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.
     Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order. Time zone differences, separate trading desks or portfolio management processes in a global organization may, among other factors, result in separate, non-aggregated executions.
     The Investment Advisers may select brokers (including, without limitation, affiliates of the Investment Advisers) that furnish the Investment Advisers, the Funds, other Client/GS Accounts or their affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in the Investment Advisers’ views, appropriate assistance to the Investment Advisers in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer databases; quotation equipment and services; and research-oriented computer hardware, software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other Client/GS Accounts, including in connection with Client/GS Accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other Client/GS Accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other Client/GS Accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other Client/GS Accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other Client/GS Accounts. To the extent that the Investment Advisers use soft dollars, they will not have to pay for those products and services themselves. The Investment Advisers may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Investment Advisers receive research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Investment Advisers.
     The Investment Advisers may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services the Investment Advisers believe are useful in their investment decision-making process. The Investment Advisers may from time to time choose not to engage in the above described arrangements to varying degrees.
     The Investment Advisers have adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that they make on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with the Investment Advisers’ fiduciary obligations to their clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of the Investment Advisers may have the effect of favoring the interests of other clients or businesses of other divisions or units of Goldman Sachs and/or its affiliates provided that the Investment Advisers believe such voting decisions to be in accordance with their fiduciary obligations. For a more detailed discussion of these policies and procedures, see the section of this SAI entitled “Proxy Voting.”
Potential Regulatory Restrictions on Investment Adviser Activity
     From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to Goldman Sachs and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by Goldman Sachs would not be subject to some of those considerations. There may be periods when the Investment Advisers may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which Goldman Sachs is performing investment banking, market making or other services or has proprietary positions. For example, when Goldman Sachs is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if Goldman Sachs personnel serve as directors of companies the securities of which the Funds wish to purchase or sell. The larger the Investment Advisers’ investment advisory business and Goldman Sachs’ businesses, the larger the potential that these restricted list policies will impact investment transactions. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by Goldman Sachs, or in cases in which Goldman Sachs personnel are directors or officers of the issuer.
     The investment activities of Goldman Sachs for its proprietary accounts and for Client/GS Accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause Goldman Sachs, the Funds or other Client/GS Accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of the Investment Advisers on behalf of clients (including the Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, the Investment Advisers on behalf of clients (including the Funds) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when the Investment Advisers, in their sole discretion, deem it appropriate.
PORTFOLIO TRANSACTIONS AND BROKERAGE
     The Investment Advisers are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Increasingly, securities traded over-the-counter also involve the payment of negotiated brokerage commissions. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs.
     In the over-the-counter market, most securities have historically traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
     In placing orders for portfolio securities of a Fund, the Investment Advisers are generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that an Investment Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”), a Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. While the Investment Advisers generally seek reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Investment Advisers will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, the Investment Advisers and their affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies; economic surveys and analyses; recommendations as to specific securities; research products including quotation equipment and computer related programs; advice concerning the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; services relating to effecting securities transactions and functions incidental thereto (such as clearance and settlement); and other lawful and appropriate assistance to the Investment Advisers in the performance of their decision-making responsibilities.
     Such services are used by the Investment Advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be larger than those of a Fund’s, and the services furnished by such brokers may be used by the Investment Advisers in providing management services for the Trust. An Investment Adviser may also participate in so-called “commission sharing arrangements” and “client commission arrangements” under which an Investment Adviser may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to an Investment Adviser. An Investment Adviser excludes from use under these arrangements those products and services that are not fully eligible under applicable law and regulatory interpretations– even as to the portion that would be eligible if accounted for separately.
     The research services received as part of commission sharing and client commission arrangements will comply with Section 28(e) and may be subject to different legal requirements in the jurisdictions in which an Investment Adviser does business. Participating in commission sharing and client commission arrangements may enable an Investment Adviser to consolidate payments for research through one or more channels using accumulated client commissions or credits from transactions executed through a particular broker-dealer to obtain research provided by other firms. Such arrangements also help to ensure the continued receipt of research services while facilitating best execution in the trading process. Each Investment Adviser believes such research services are useful in its investment decision-making process by, among other things, ensuring access to a variety of high quality research, access to individual analysts and availability of resources that the Investment Adviser might not be provided access to absent such arrangements.
     On occasions when an Investment Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which such Investment Adviser acts as investment adviser or sub-investment adviser), the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to such Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.
     Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.
     The Funds may participate in a commission recapture program. Under the program, participating broker-dealers rebate a percentage of commissions earned on Fund portfolio transactions to the particular Fund from which they were generated. The rebated commissions are expected to be treated as realized capital gains of the Funds.
     Subject to the above considerations, the Investment Advisers may use Goldman Sachs or an affiliate as a broker for a Fund. In order for Goldman Sachs or an affiliate, acting as agent, to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by Goldman Sachs or an affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts. Furthermore, the Trustees, including a majority of the Trustees who are not “interested” Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law. Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates.
     For the fiscal year ended October 31, 2007, each Fund paid brokerage commissions as follows. The amount of brokerage commissions paid by a Fund may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors.

						Amount of
						Transactions
						Effected
				Total Amount of		through Brokers	Total Brokerage
		Total Brokerage		Transactions on		Providing	Commissions Paid
	Total Brokerage	Commissions Paid to		which		Proprietary	for Proprietary
	Commissions Paid	Goldman Sachs (2)		Commissions Paid (2)		Research (3)	Research (3)
Structured Small Cap Value Fund(1)	$66,226	$576(1	%)(4)	133,206,751(9	%)(5)	N/A	N/A
Structured Small Cap Growth Fund(1)	$21,780	$128(1	%)(4)	$359,786,133(1	%)(5)	N/A	N/A
Strategic International Equity Fund(1)	$91,790	$0(0	%)(4)	$319,785,060(0	%)(5)	$32,089,227	$56,391

1.	For the period June 25, 2007 through October 31, 2007.

2.	The figures in the table report brokerage commissions only from securities transactions. For the period June 25, 2007 through October 31, 2007, Goldman Sachs earned approximately $500, $100, and $0 in brokerage commissions from portfolio transactions, including future transactions, executed on behalf of the Structured Small Cap Value Fund and the Structured Small Cap Growth Fund, respectively.

3.	Since March 31, 2004, the Investment Adviser no longer participates in third party soft dollar arrangements whereby the Investment Adviser is provided third party research and/or investment services by brokerage houses executing transactions on behalf of the Funds. The information above reflects the full commission amounts paid to brokers that provide their own proprietary research to the Investment Advisers. Only a portion of such commission pays for research and the remainder of such commission is to compensate the broker for execution services, commitment of capital and other services related to the execution of brokerage transactions.

4.	Percentage of total commissions paid to Goldman Sachs.

5.	Percentage of total amount of transactions involving the payment of commissions effected through Goldman Sachs.
Predecessor Fund’s Brokerage Commissions. The table below shows the amounts reported by the Predecessor Funds and their predecessor funds as paid in brokerage commissions with respect to the Predecessor Funds and their predecessor funds for the fiscal years ended October 31, 2005, October 31, 2006 and October 31, 2007.

	Brokerage Commissions Paid*
Predecessor Fund	2005	2006	2007**
AXA Enterprise Small Company Value Fund	$167,651	$178,084	$1,750,728
AXA Enterprise Small Company Growth Fund	$790,140	$237,960	$393,524
AXA Enterprise International Growth Fund	$277,697	$243,302	$67,836

*	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the Predecessor Sub-adviser(s), changes in transaction costs and market conditions.

**	For the period November 1, 2006 through June 22, 2007.
Predecessor Funds’ Brokerage Transactions with Affiliates. During the fiscal periods ended October 31, 2005, October 31, 2006 and October 31, 2007 the following Predecessor Funds and their predecessor funds paid the amounts indicated to the affiliated broker-dealers of AXA Capital, AXA Equitable or the Predecessor Distributor or affiliates of the Predecessor Sub-Adviser to each Predecessor Fund or their predecessor funds.
FISCAL YEAR ENDED OCTOBER 31, 2005

Percentage of
		Aggregate	Percentage of	Transactions
		Brokerage	Total	(Based on
	Affiliated	Commissions	Brokerage	Dollar
Predecessor Fund	Broker-Dealer	Paid*	Commissions	Amounts)
AXA Enterprise Small Company Value Fund	Gabelli & Company, Inc.	$95,348	56.87%	17.68%
AXA Enterprise Small Company Growth Fund	N/A	N/A	N/A	N/A
AXA Enterprise International Growth Fund	State Street Global Markets	$19,092	6.88%	12.92%

*	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the sub-adviser(s), changes in transaction costs and market conditions.

FISCAL YEAR ENDED OCTOBER 31, 2006

Percentage of
		Aggregate	Percentage of	Transactions
		Brokerage	Total	(Based on
	Affiliated	Commissions	Brokerage	Dollar
Predecessor Fund	Broker-Dealer	Paid*	Commissions	Amounts)
AXA Enterprise Small Company Value Fund	Gabelli & Company, Inc.	$94,516	53.08%	21.07%
AXA Enterprise Small Company Growth Fund	N/A	N/A	N/A	N/A
AXA Enterprise International Growth Fund	N/A	N/A	N/A	N/A

*	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the sub-adviser(s), changes in transaction costs and market conditions.
FISCAL YEAR ENDED OCTOBER 31, 2007*

		Aggregate	Percentage of
		Brokerage	Total	Percentage of Transactions
	Affiliated Broker-	Commissions	Brokerage	(Based on Dollar
Predecessor Fund	Dealer	Paid**	Commissions	Amounts)
AXA Enterprise Small Company Value Fund	Gabelli & Company, Inc.	$91,760	5.24%	8.42%
AXA Enterprise Small Company Growth Fund	N/A	N/A	N/A	N/A
AXA Enterprise International Growth Fund	N/A	N/A	N/A	N/A

*	For the period November 1, 2006 through June 22, 2007.

**	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the Predecessor Sub-adviser(s), changes in transaction costs and market conditions.
Predecessor Funds’ Brokerage Transactions Relating to Research Services. For the fiscal year ended October 31, 2007, the Predecessor Funds and their predecessor funds directed the following amount of portfolio transactions to broker-dealers that provided research services, for which the Predecessor Funds and their predecessor funds paid the brokerage commissions indicated:

	Amount of Portfolio	Related Brokerage
Predecessor Fund	Transactions	Commissions Paid
AXA Enterprise Small Company Value Fund	N/A	N/A
AXA Enterprise Small Company Growth Fund	N/A	N/A
AXA Enterprise International Growth Fund	N/A	N/A
Funds’ Investments in Regular Broker-dealers
     During the fiscal year ended October 31, 2007, the Funds’ regular broker-dealers, as defined in Rule 10b-1 under the Act, were: Merrill Lynch, Pierce, Fenner; UBS AG London; Morgan and Stanley & Co., NY; Citigroup Global Markets Inc.; State Street Brokerage Services; Credit Suisse First Boston; JP Morgan Securities Inc., Lehman Brothers Inc.; Deutsche Bank AG, and Bank of America Securities, LLC.
     As of October 31, 2007, the Funds held the following amounts of securities of their regular broker-dealers, as defined in Rule 10b-1 under the Act, or their parents ($ in thousands).

Fund	Broker/Dealer	Amount
Structured Small Cap Value Fund	None	—
Structured Small Cap Growth Fund	None	—
Strategic International Equity Fund	JPMorgan Chase Bank	$6,466
Principal Holders of Securities
     As of February 8, 2008, the following shareholders were shown in the Trust’s records as owning more than 5% of any class of a Fund’s shares. Except as listed below, the Trust does not know of any other person who owns of record or beneficially 5% or more of any class of a Fund’s shares:
Strategic International Equity Fund:
     Class B Shares, Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052 (10.32%); Class B Shares, Merrill Lynch Pierce, Fenner & Smith for the sole benefit of its customers, Goldman Sachs Funds, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246-6484 (6.14%); Class C Shares, Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052 (6.14%); Class C Shares, Merrill Lynch Pierce, Fenner & Smith for the sole benefit of its customers, Goldman Sachs Funds, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246-6484 (20.15%); Class C Shares, Citigroup Global Markets Inc., 333 West 34th Street, 3rd Floor, New York, NY 10001-2402 (6.49%); Class C Shares, First Clearing LLC, Special Custody Account for the exclusive benefit of is customer, 10750 Wheat First Drive, Glen Allen, VA 23060-9245 (14.10%); Class C Shares, Morgan Stanley & Co., Harborside Financial Center, Plaza II, 3rd Floor, Jersey City, NJ 07311 (6.24%); Institutional Shares, the Benefits Committee of the Board of Directors of MONY Retirement Plan for field underwriters of MONY, 1290 Avenue of the Americas, Floor 8, New York, NY 10104-0101 (83.87%).

NET ASSET VALUE
     In accordance with procedures adopted by the Trustees, the net asset value per share of each class of each Fund is calculated by determining the value of the net assets attributed to each class of that Fund and dividing by the number of outstanding shares of that class. All securities are valued on each Business Day as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. New York time) or such other time as the New York Stock Exchange or NASDAQ market may officially close. The term “Business Day” means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.
     The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a net asset value other than the Fund’s official closing net asset value that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders based on the official closing net asset value. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.
     Portfolio securities of a Fund for which market quotations are readily available are valued as follows: (i) securities listed on any U.S. or foreign stock exchange or on the National Association of Securities Dealers Automated Quotations System (“NASDAQ”) will be valued at the last sale price or the official closing price on the exchange or system in which they are principally traded on the valuation date. If there is no sale on the valuation day, securities traded will be valued at the closing bid price, or if a closing bid price is not available, at either the exchange or system-defined close price on the exchange or system in which such securities are principally traded. If the relevant exchange or system has not closed by the above-mentioned time for determining a Fund’s net asset value, the securities will be valued at the last sale price or official closing price, or if not available at the bid price at the time the net asset value is determined; (ii) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the last bid price at the time net asset value is determined; (iii) equity securities for which no prices are obtained under sections (i) or (ii) including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at their fair value in accordance with procedures approved by the Board of Trustees; (iv) fixed-income securities with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer-supplied bid quotations or bid quotations from a recognized pricing service (e.g., Interactive Data Corp., Merrill Lynch, J.J. Kenny, Muller Data Corp., Bloomberg, EJV, Reuters or Standard & Poor’s); (v) fixed-income securities for which accurate market quotations are not readily available are valued by the Investment Advisers based on valuation models that take into account spread and daily yield changes on government securities in the appropriate market (i.e., matrix pricing); (vi) debt securities with a remaining maturity of 60 days or less are valued by the Investment Adviser at amortized cost, which the Trustees have determined to approximate fair value; and (vii) all other instruments, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued in accordance with the valuation procedures approved by the Board of Trustees.
     The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank or pricing service. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.
     Generally, trading in securities on European, Asian and Far Eastern securities exchanges and on over-the-counter markets in these regions is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European, Asian or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Funds’ net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. For Funds that invest a significant portion of assets in foreign equity securities, “Fair value” prices are provided by an independent fair value service (if available), in accordance with the fair value procedures approved by the Trustees, and are intended to reflect more accurately the value of those securities at the time the Fund’s NAV is calculated. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value for a particular security or if the value does not meet the established criteria for the Funds, the most recent closing price for such a security on its principal exchange will generally be its fair value on such date.
     The Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or act of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; trading limits; or suspensions.

     The proceeds received by each Fund and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund or particular series and constitute the underlying assets of that Fund or series. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Funds and the other series of the Trust are generally allocated in proportion to the net asset values of the respective Funds or series except where allocations of expenses can otherwise be fairly made.
Errors and Corrective Actions
     The Investment Adviser will report to the Board of Trustees any material breaches of investment objective, policies or restrictions and any material errors in the calculation of the NAV of a Fund or the processing of purchases and redemptions. Depending on the nature and size of an error, corrective action may or may not be required. Corrective action may involve a prospective correction of the NAV only, correction of any erroneous NAV and compensation to a Fund, or correction of any erroneous NAV, compensation to a Fund and reprocessing of individual shareholder transactions. The Trust’s policies on errors and corrective action limit or restrict when corrective action will be taken or when compensation to a Fund or its shareholders will be paid, and not all mistakes will result in compensable errors. As a result, neither a Fund nor its shareholders who purchase or redeem shares during periods in which errors accrue or occur may be compensated in connection with the resolution of an error. Shareholders will generally not be notified of the occurrence of a compensable error or the resolution thereof absent unusual circumstances.
     As discussed in more detail under “Net Asset Value,” a Fund’s portfolio securities may be priced based on quotations for those securities provided by pricing services. There can be no guarantee that a quotation provided by a pricing service will be accurate.
SHARES OF THE TRUST
     The Funds are a series of Goldman Sachs Trust, a Delaware statutory trust, established by a Declaration of Trust dated January 28, 1997. The fiscal year end for the Structured Small Cap Value Fund and the Structured Small Cap Growth Fund is October 31. The Strategic International Equtiy Fund has changed its fiscal year end from August 31 to October 31.
     The Trustees have authority under the Trust’s Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this SAI, the Trustees have classified the shares of each of the Funds into seven classes: Institutional Shares, Service Shares, Class A Shares, Class B Shares, Class C Shares, Class R Shares and Class IR shares. Additional series and classes may be added in the future.
     Each Institutional Share, Service Share, Class A Share, Class B Share, Class C Share, Class R Share and Class IR Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees under Service and Shareholder Administration Plans are borne exclusively by Service Shares, fees under Distribution and Service Plans are borne exclusively by Class A, Class B, Class C and Class R Shares and transfer agency fees and expenses are borne at different rates by different share classes. The Trustees may determine in the future that it is appropriate to allocate other expenses differently among classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the Internal Revenue Service. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. With limited exceptions, shares of a class may only be exchanged for shares of the same or an equivalent class of another fund. See “Shareholder Guide” in the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” below. In addition, the fees and expenses set forth below for each class may be subject to voluntary fee waivers or reimbursements, as discussed more fully in the Funds’ Prospectuses.
     Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund under a Plan for services provided to the institution’s customers.
     Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain shareholder administration services and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of service fees and shareholder administration fees at the annual rate of up to 0.25% and 0.25%, respectively, of the average daily net assets of the Fund attributable to Service Shares.
     Class R and Class IR Shares are sold at net asset value without a sales charge. As noted in the Prospectus, Class R and Class IR Shares are not sold directly to the public. Instead, Class R and Class IR Shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans (the “Retirement Plans”). Class R and Class IR Shares are also generally available only to Retirement Plans where plan level or omnibus accounts are held on the books of the Funds. Class R Shares are not available to traditional and Roth Individual

Retirement Accounts (IRAs), SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans. Participant in a Retirement Plan should contact their Retirement Plan service provider for information regarding purchases, sales and exchanges of Class R and Class IR Shares. Class R Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to .50% of the average daily net assets attributable to Class R Shares.
     Class A Shares are sold, with an initial sales charge of up to 5.5%, through brokers and dealers who are members of the Financial Industry Regulatory Authority (“FINRA”) and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares bear the cost of distribution and service fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. With respect to Class A Shares, the distributor at its discretion may use compensation for distribution services paid under the Distribution and Services Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by FINRA.
     Class B Shares of the Funds are sold subject to a CDSC of up to 5.0% through brokers and dealers who are members of FINRA and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class B Shares. Class B Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributable to Class B Shares.
     Class C Shares of the Funds are sold subject to a CDSC of up to 1.0% through brokers and dealers who are members of FINRA and certain other financial services firms that have sales arrangements with Goldman Sachs. Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class C Shares. Class C Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributable to Class C Shares.
     It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Service, Class A Shares, Class B Shares and Class C Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund. Dividends paid by each Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be the same amount, except for differences caused by the fact that the respective transfer agency and Plan fees relating to a particular class will be borne exclusively by that class. Similarly, the net asset value per share may differ depending upon the class of shares purchased.
     Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.
     When issued for the consideration described in the Funds’ Prospectuses, shares are fully paid and non-assessable. The Trustees may, however, cause shareholders, or shareholders of a particular series or class, to pay certain custodian, transfer agency, servicing or similar charges by setting off the same against declared but unpaid dividends or by reducing share ownership (or by both means). In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. The Trustees may require shareholders to redeem Shares for any reason under terms set by the Trustees.
     The Act requires that where more than one series of shares exists, each series must be preferred over all other series in respect of assets specifically allocated to such series. In addition, Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.
     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of the shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such share on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as “dollar based voting”). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.
     The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office or (ii) not to have acted in good faith in the reasonable belief that such person’s actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder’s heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.
     The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine, in their sole discretion, that such action is in the best interest of the Trust, such series, such class or their respective shareholders. The Trustees may consider such factors as they, in their sole discretion, deem appropriate in making such determination, including (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series, or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on the business or operations of the Trust or series.
     The Declaration of Trust authorizes the Trustees, without shareholder approval, to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company with substantially the same investment objective, restrictions and policies.
     The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the provisions of the Declaration of Trust regarding amendments and supplements thereto; or (iv) that the Trustees determine to submit to shareholders.
     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. To the extent provided by the Trustees in the appointment of Series Trustees, the Series Trustees may have, to the exclusion of any other Trustees of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to such Series or Class, but may have no power or authority with respect to any other series or class.
Shareholder and Trustee Liability
     Under Delaware Law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a series. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series of the Trust. The Declaration of Trust provides for indemnification by the relevant series for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.

     In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the series for the expense of any such advisers in the event that the Trustees determine not to bring such action.
     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
TAXATION
     The following is a summary of certain additional U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in each Fund of the Trust that are not described in the Prospectus. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in each Fund. The summary is based on the laws in effect on the date of this SAI, which are subject to change.
Fund Taxation
     Each Fund is treated as a separate taxable entity. Each Fund has elected to be treated and intends to qualify for each taxable year as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code.
     There are certain tax requirements that each Fund must follow if it is to avoid federal taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activities in some types of instruments. Qualification as a regulated investment company under the Code requires, among other things, that (1) the Fund derive at least 90% of its gross income (including tax-exempt interest) for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to the Fund’s business of investing in such stocks, securities or currencies, or net income derived from an interest in a qualified publicly traded partnership (the “90% gross income test”); and (2) the Fund diversify its holdings so that in general, at the close of each quarter of its taxable year, (a) at least 50% of the fair market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships.
     For purposes of the 90% gross income test, income that a Fund earns from equity interests in certain entities that are not treated as corporations for U.S. federal income tax purposes will generally have the same character for the Fund as in the hands of such an entity; consequently, a Fund may be required to limit its equity investments in any such entities that earn fee income, rental income, or other nonqualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to a Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in a Fund’s portfolio or anticipated to be acquired may not qualify as “directly-related” under these tests.
     If a Fund complies with the foregoing provisions, then in any taxable year in which the Fund distributes, in compliance with the Code’s timing and other requirements, an amount at least equal to the sum of 90% of its “investment company taxable income” (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than “net capital gain,” as defined below, and is reduced by deductible expenses), plus 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, the Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. If, instead, a Fund retains any investment company taxable income or “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. Because there are some uncertainties regarding the computation of the amounts deemed distributed to Fund shareholders for these purposes – including, in particular, uncertainties regarding the portion, if any, of amounts paid in redemption of Fund shares that should be treated as such distributions – there can be no assurance that each Fund will avoid corporate-level tax in each year.
     Each Fund generally intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the Strategic International Equity Fund and may therefore make it more difficult for the Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. The Strategic International Equity Fund generally expects, however, to be able to obtain sufficient cash to satisfy those requirements, from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its taxable income and net capital gain at corporate rates, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.
     If a Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (1) if subject to U.S. federal income tax on long-term capital gains, will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of that undistributed amount, and (2) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the amount of any such undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of net capital gain.
     To avoid a 4% federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for the calendar year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for all previous years that were not distributed for those years and on which the Fund paid no federal income tax. For federal income tax purposes, dividends declared by a Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders, and deductible by the Fund, as if paid on December 31 of the year declared. Each Fund anticipates that it will generally make timely distributions of income and capital gains in compliance with these requirements so that it will generally not be required to pay the excise tax.
     For federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss.. As of October 31, 2007, the following Funds had capital loss carryforwards approximating the amounts indicated, expiring in the years indicated:

Capital Loss
Fund	Carryforward	Expiration
Structured Small Cap Value Fund	None
Structured Small Cap Growth Fund	None
Strategic International Equity Fund	$369,294	2008
     Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be “marked-to-market” for federal income tax purposes — that is, treated as having been sold at their fair market value on the last day of the Fund’s taxable year (or, for excise tax purposes, on the last day of the relevant period). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, it may be required to defer the recognition of losses on futures contracts, forward contracts, and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by the Fund, and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described in this paragraph may affect the amount, timing and character of a Fund’s distributions to shareholders. The application of certain requirements for qualification as a regulated investment company and the application of certain other tax rules may be unclear in some respects in connection with certain investment practices such as dollar rolls, or investments in certain derivatives, including interest rate swaps, floors, caps and collars, currency swaps, total return swaps, mortgage swaps, index swaps, forward contracts and structured notes. As a result, a Fund may therefore be required to limit its investments in such transactions and it is also possible that the Internal Revenue Service may not agree with a Fund’s tax treatment of such transactions. In addition, the tax treatment of derivatives, and certain other investments, may be affected by future legislation, Treasury Regulations and guidance issued by the Internal Revenue Service that could affect the timing, character and amount of a Fund’s income and gains and distributions to shareholders. Certain tax elections may be available to a Fund to mitigate some of the unfavorable consequences described in this paragraph.
     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments, which may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund’s investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes, with the result being either no dividends being paid or a portion of a Fund’s dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder’s tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.
     A Fund’s investment in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any “marked-to-market” gain from certain options, futures or forward contracts, as described above, will in many cases cause it to realize income or gain before the receipt of cash payments with respect to these securities or contracts. For a Fund to obtain cash to enable the Fund to distribute any such income or gain, to maintain its qualification as a regulated investment company and to avoid federal income and excise taxes, the Fund may be required to liquidate portfolio investments sooner than it might otherwise have done.
     Investments in lower-rated securities may present special tax issues for a Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will generally need to be addressed by a Fund, if it invests in such securities, in order to seek to eliminate or minimize any adverse tax consequences.
     If a Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations (“passive foreign investment companies”), that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from those companies or gain from the sale of stock in those companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. In some cases, elections may be available that would ameliorate these adverse tax consequences, but those elections would require the Fund to include each year certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. Each Fund may attempt to limit and/or to manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.
     If a Fund invests in certain REITs or in REMIC residual interests, a portion of the Fund’s income may be classified as “excess inclusion income.” A shareholder that is otherwise not subject to tax may be taxable on their share of any such excess inclusion income as “unrelated business taxable income.” In addition, tax may be imposed on a Fund on the portion of any excess inclusion income allocable to any shareholders that are classified as disqualified organizations.

Foreign Taxes
     Each Fund anticipates that it may be subject to foreign taxes on income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the United States may reduce or eliminate those foreign taxes in some cases. If, as is anticipated with respect to the Strategic International Equity Fund, more than 50% of the Fund’s total assets at the close of a taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which the shareholders of the Fund will be required (1) to report as dividend income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by those shareholders, and (2) to treat those respective pro rata shares as foreign income taxes paid by them, which they can claim either as a foreign tax credit, subject to applicable limitations, against their U.S. federal income tax liability or as an itemized deduction. (Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by a Fund, although those shareholders will be required to include their share of such taxes in gross income if the foregoing election is made by the Fund.)
     If a shareholder chooses to take credit for the foreign taxes deemed paid by such shareholder as a result of any such election by the Strategic International Equity Fund, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by the Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder’s particular tax situation, certain shareholders of the Strategic International Equity Fund may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by such Fund even if the election is made by that Fund.
     Shareholders who are not liable for U.S. federal income taxes, including retirement plans, other tax-exempt shareholders and non-U.S. shareholders, will ordinarily not benefit from the foregoing Fund election with respect to foreign taxes. Each year, if any, that the Strategic International Equity Fund files the election described above, shareholders will be notified of the amount of (1) each shareholder’s pro rata share of qualified foreign taxes paid by the Fund and (2) the portion of Fund dividends that represents income from foreign sources. The other Funds will not be entitled to elect to pass foreign taxes and associated credits or deductions through to their shareholders because they will not satisfy the 50% requirement described above. If a Fund cannot or does not make this election, it may deduct its foreign taxes in computing the amount it is required to distribute.
Non-U.S. Shareholders
     The discussion above relates solely to U.S. federal income tax law as it applies to “U.S. persons” subject to tax under such law.
     Except as discussed below, distributions to shareholders who, as to the United States, are not “U.S. persons,” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the distributions are effectively connected with a U.S. trade or business of the shareholder; but distributions of net capital gain (the excess of any net long-term capital gains over any net short-term capital losses) including amounts retained by a Fund which are designated as undistributed capital gains, to such a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. federal withholding tax on deemed income resulting from any election by the Structured International Equity Fund to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.
     Under a temporary position, which was scheduled to expire for taxable years of a Fund beginning after December 31, 2007, non-U.S. shareholders generally were not subject to U.S. federal income tax withholding on certain distributions of interest income and/or short-term capital gains that are designated by a Fund. It is possible that Congress may extend this provision on a temporary basis. In the event of such an extension, it is expected that the Funds will generally make designation of short-term gains, to the extent permitted, but the Funds do not intend to make designations of any distributions attributable to interest income. As a result, U.S. tax withholding would apply to distributions attributable to interest income, dividends and other investment income earned by a Fund and, would also apply to distributions of short-term gains, unless Congress extends the above provision.

     Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.
     Non-U.S. persons who fail to furnish a Fund with the proper IRS Form W-8 (i.e., W-8BEN, W-8ECI, W-8IMY or W-8EXP), or an acceptable substitute, may be subject to backup withholding at a 28% rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges.
     Also, non-U.S. shareholders of a Fund may be subject to U.S. estate tax with respect to their Fund shares.
     Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of, and receipt of distributions from, the Funds.
State and Local Taxes
     Each Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, in those states or localities that impose income taxes, the treatment of such a Fund and its shareholders under those jurisdictions’ tax laws may differ from the treatment under federal income tax laws, and an investment in such a Fund may have tax consequences for shareholders different from those of a direct investment in such Fund’s portfolio securities. Shareholders should consult their own tax advisers concerning state and local tax matters.
FINANCIAL STATEMENTS
     The audited financial statements and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm for each Fund contained in each Fund’s 2007 annual report are incorporated herein by reference in the section “Financial Statements.” No other portions of each Fund’s Annual Report are incorporated by reference. No other portions of each Fund’s Annual Report are incorporated by reference for the period ending October 31, 2007. A copy of the Annual Reports may be obtained upon request and without charge by writing Goldman, Sachs & Co., P.O. Box 06050, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of each Fund’s Prospectus.
PROXY VOTING
     The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to the Investment Adviser. The Investment Adviser has adopted policies and procedures (the “Policy”) for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Funds. Under the Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company’s shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect the Investment Adviser’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
     The principles and positions reflected in the Policy are designed to guide the Investment Adviser in voting proxies, and not necessarily in making investment decisions. Senior management of the Investment Adviser will periodically review the Policy to ensure that it continues to be consistent with the Investment Adviser’s guiding principles.
     Public Equity Investments. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser follows proxy voting guidelines (the “Guidelines”) developed by Institutional Shareholder Services (“ISS”), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Attached as Appendix B is a summary of the Guidelines.
     ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is the Investment Adviser’s policy generally to follow the Guidelines and recommendations from ISS, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) retain the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.
     In addition to assisting the Investment Adviser in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by the Investment Adviser to determine whether they are consistent with the Investment Adviser’s guiding principles. ISS also assists the Investment Adviser in the proxy voting process by providing operational, recordkeeping and reporting services.
     The Investment Adviser is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. The Investment Adviser may hire other service providers to replace or supplement ISS with respect to any of the services the Investment Adviser currently receives from ISS.
     The Investment Adviser has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include the Investment Adviser’s use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS’s recommendations, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc.
     Fixed Income and Private Investments. Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a Fund’s managers based on their assessment of the particular transactions or other matters at issue.
     Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on or through the Funds’ website at http://www.goldmansachsfunds.com and on the SEC’s website at http://www.sec.gov.
PAYMENTS TO INTERMEDIARIES
     The Investment Adviser, Distributor and/or their affiliates may make payments to Authorized Dealers, Service Organizations and other financial intermediaries (“Intermediaries”) from time to time to promote the sale, distribution and/or servicing of shares of the Funds. These payments (“Additional Payments”) are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Funds or their shareholders. The Additional Payments are in addition to the distribution and service fees paid by the Funds described in the Funds’ Prospectuses and this SAI, and are also in addition to the sales commissions payable to Intermediaries as set forth in the Prospectuses.
     These Additional Payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; “finders” or “referral fees” for directing investors to the Funds; marketing support fees for providing assistance in promoting the sale of Fund shares (which may include promotions in communications with the Intermediaries’ customers, registered representatives and salespersons); and/or other specified services intended to assist in the distribution and marketing of the Funds. In addition, the Investment Adviser, Distributor and/or their affiliates may make Additional Payments (including through sub-transfer agency and networking agreements) for subaccounting, administrative and/or shareholder processing services that are in addition to the transfer agent, shareholder administration, servicing and processing fees paid by the Funds. These payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The Additional Payments made by the Investment Adviser, Distributor and their affiliates may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. Furthermore, the Investment Adviser, Distributor and/or their affiliates may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Investment Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable FINRA regulations. The amount of these Additional Payments (excluding payments made through sub-transfer agency and networking agreements) is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. The Additional Payments are negotiated based on a range of factors, including but not limited to, ability to attract and retain assets (including particular classes of Funds’ shares), target markets, customer relationships, quality of service and industry reputation. In addition, certain Intermediaries may have access to certain research and investment services from the Investment Adviser, Distributor and/or their affiliates. In certain cases, the Intermediary may not pay for these products or services. Such research and investment services (“Additional Services”) may include research reports, economic analysis, portfolio analysis tools, business planning services, certain marketing and investor education materials and strategic asset allocation modeling.
     The Additional Payments made by the Investment Adviser, Distributor and/or their affiliates or the Additional Services received by an Intermediary may be different for different Intermediaries and may vary with respect to the type of fund (e.g., equity, fund, fixed income fund, specialty fund, asset allocation portfolio or money market fund) sold by the Intermediary. In addition, the Additional Payment arrangements may include breakpoints in compensation which provide that the percentage rate of compensation varies as the dollar value of the amount sold or invested through an Intermediary increases. The presence of these Additional Payments or Additional Services, the varying fee structure and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. Shareholders should contact their Authorized Dealer or other Intermediary for more information about the payments they receive and any potential conflicts of interest.
     For the fiscal year ended October 31, 2007, the Investment Adviser, Distributor and their affiliates made Additional Payments out of their own assets to approximately 103 Intermediaries. During the fiscal year ended October 31, 2007, the Investment Adviser, Distributor and their affiliates paid to Intermediaries approximately $84.8 million in Additional Payments (excluding payments made through sub-transfer agency and networking agreements) with respect to all of the funds of the Trust (including the Funds included in this Additional Statement) and all of the funds in an affiliated investment company, Goldman Sachs Variable Insurance Trust.
     For additional questions, please contact Goldman Sachs Funds at 1-800-621-2550.
OTHER INFORMATION
Selective Disclosure of Portfolio Holdings
     The Board of Trustees of the Trust and the Investment Adviser have adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of information about portfolio securities is in the best interest of Fund shareholders and to address the conflicts between the interests of Fund shareholders and its service providers. The policy provides that neither a Fund nor its Investment Adviser, Distributor or any agent, or any employee thereof (“Fund Representative”) will disclose a Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means the Fund’s actual portfolio holdings, as well as nonpublic information about its trading strategies or pending transactions. Under the policy, neither a Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC or is disclosed on the Funds’ publicly accessible website. Information posted on the Fund’s website may be separately provided to any person commencing the day after it is first published on the Funds’ website.
     Portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Investment Adviser’s legal or compliance department. Disclosure to providers of auditing, custody, proxy voting and other similar services for the Funds, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of the Fund,) only upon approval by the Fund’s Chief Compliance Officer, who must first determine that the Fund has a legitimate business purpose for doing so and inquire with the Fund Transfer Agent whether the third party has been identified as an excessive trader. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality. In accordance with the policy, the identity of those recipients who receive non-public portfolio holdings information on an ongoing basis is as follows: the Investment Advisers and their affiliates, the Funds’ independent registered public accounting firm, the Funds’ custodian, the Funds’ legal counsel — Dechert LLP, the Funds’ financial printer — Bowne and the Funds’ proxy voting service — ISS. KMPG LLP, an investor in the Funds, also receives certain non-public holdings information on an ongoing basis in order to facilitate compliance with the auditor independence requirements to which it is subject. In addition, certain fixed income funds of the Trust provide non-public portfolio holdings information to Standard &

Poor’s Ratings Service to allow such funds to be rated by it and certain equity funds provide non-public portfolio holdings information to a FactSet, a provider of global financial and economic information. These entities are obligated to keep such information confidential. Third party providers of custodial or accounting services to the Funds may release non-public portfolio holdings information of the Funds only with the permission of Fund Representatives. From time to time portfolio holdings information may be provided to broker-dealers solely in connection with a Fund seeking portfolio securities trading suggestions. In providing this information reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information. All marketing materials prepared by the Trust’s principal underwriter is reviewed by Goldman Sachs’ Compliance department for consistency with the Trust’s portfolio holdings disclosure policy.
     The Goldman Sachs’ equity funds currently intend to publish on the Trust’s website (http://www.goldmansachsfunds.com) complete portfolio holdings for each equity fund as of the end of each calendar quarter subject to a fifteen calendar day lag between the date of the information and the date on which the information is disclosed. In addition, the Goldman Sachs’ equity funds intend to publish on their website month-end top ten holdings subject to a ten calendar day lag between the date of the information and the date on which the information is disclosed. A Fund may publish on the website complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so.
     Under the policy, Fund Representatives will initially supply the Board of the Trustees with a list of third parties who receive portfolio holdings information pursuant to any ongoing arrangement. In addition, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter. In addition, the Board of Trustees is to approve at its meetings a list of Fund Representatives who are authorized to disclose portfolio holdings information under the policy. As of the date of this SAI, only certain officers of the Trust as well as certain senior members of the compliance and legal groups of the Investment Adviser have been approved by the Board of Trustees to authorize disclosure of portfolio holdings information.
Miscellaneous
     Each Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Each Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund’s net asset value per share. See “Net Asset Value.” If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.
     The right of a shareholder to redeem shares and the date of payment by each Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Fund. The Trust may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.
     As stated in the Prospectuses, the Trust may authorize Service Organizations, Authorized Dealers and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust’s behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. Certain Service Organizations, Authorized Dealers or institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.
     In the interest of economy and convenience, the Trust does not issue certificates representing the Funds’ shares. Instead, the Transfer Agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.
     The Prospectuses and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectuses or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this SAI form a part, each such statement being qualified in all respects by such reference.
Line of Credit
     The Funds participate in a $450,000,000 committed, unsecured revolving line of credit facility together with other registered investment companies having management or investment advisory agreements with GSAM or its affiliates. Under the most restrictive arrangement, the Funds must own securities having a market value in excess of 300% of each Fund’s total bank borrowings. This facility is to be used for temporary emergency purposes or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. During the fiscal year ended October 31, 2007, the Funds did not have any borrowings under the facility.
Large Trade Notifications
     The Transfer Agent may from time to time receive notice that an Authorized Dealer or other financial intermediary has received an order for a large trade in a Fund’s shares. The Fund may determine to enter into portfolio transactions in anticipation of that order, even though the order will not be processed until the following business day. This practice provides for a closer correlation between the time shareholders place trade orders and the time a Fund enters into portfolio transactions based on those orders, and permits the Fund to be more fully invested in investment securities, in the case of purchase orders, and to more orderly liquidate their investment positions, in the case of redemption orders. On the other hand, the Authorized Dealer or other financial intermediary may not ultimately process the order. In this case, the Fund may be required to borrow assets to settle the portfolio transactions entered into in anticipation of that order, and would therefore incur borrowing costs. The Fund may also suffer investment losses on those portfolio transactions. Conversely, the Fund would benefit from any earnings and investment gains resulting from such portfolio transactions.
Corporate Actions
     From time to time, the issuer of a security held in a Fund’s portfolio may initiate a corporate action relating to that security. Corporate actions relating to equity securities may include, among others, an offer to purchase new shares, or to tender existing shares, of that security at a certain price. Corporate actions relating to debt securities may include, among others, an offer for early redemption of the debt security, or an offer to convert the debt security into stock. Certain corporate actions are voluntary, meaning that a Fund may only participate in the corporate action if it elects to do so in a timely fashion. Participation in certain corporate actions may enhance the value of a Fund’s investment portfolio.
     In cases where a Fund or its Investment Adviser receives sufficient advance notice of a voluntary corporate action, the Investment Adviser will exercise its discretion, in good faith, to determine whether the Fund will participate in that corporate action. If a Fund or its Investment Adviser does not receive sufficient advance notice of a voluntary corporate action, the Fund may not be able to timely elect to participate in that corporate action. Participation or lack of participation in a voluntary corporate action may result in a negative impact on the value of the Fund’s investment portfolio.
DISTRIBUTION AND SERVICE PLANS
(Class A Shares, Class B Shares, Class C Shares and Class R Shares Only)
     Distribution and Service Plans. As described in the Prospectuses, the Trust has adopted, on behalf of Class A, Class B, Class C and Class R Shares of each Fund, distribution and service plans (each a “Plan”). See “Shareholder Guide — Distribution and Service Fees” in the Prospectus. The distribution fees payable under the Plans are subject to Rule 12b-1 under the Act, and finance distribution and other services that are provided to investors in the Funds, and enable the Funds to offer investors the choice of investing in either Class A, Class B, Class C or Class R Shares when investing in the Funds. In addition, distribution fees payable under the Plans may be used to assist the Funds in reaching and maintaining asset levels that are efficient for the Funds’ operations and investments.
     The Plans for each Fund were most recently approved by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans, cast in person at a meeting called for the purpose of approving the Plans on June 13, 2007. The Plans for each Fund’s Class R Shares were most recently approved by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans, cast in person at a meeting called for the purpose of approving the Plans on November 8, 2007.
     The compensation for distribution services payable under a Plan to Goldman Sachs may not exceed 0.25%, 0.75%, 0.75% and 50% per annum of a Fund’s average daily net assets attributable to Class A, Class B and Class C and Class R Shares, respectively, of such Fund. Under the Plans for Class B and Class C Shares, Goldman Sachs is also entitled to receive a separate fee for personal and account maintenance services equal on an annual basis to 0.25% of each Fund’s average daily net assets attributable to Class B or Class C Shares. With respect to Class A and Class R Shares, the distributor at its discretion may use compensation for distribution services paid under the Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by FINRA.
     Each Plan is a compensation plan which provides for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If such fee exceeds Goldman Sachs’ expenses, Goldman Sachs may realize a profit from these arrangements. The distribution fees received by Goldman Sachs under the Plans and CDSC on Class A, Class B, Class C and Class R Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Dealers in respect of sales of Class A, Class B, Class C and Class R Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fees as compensation for its services and expenses of distributing the Funds’ Class A, Class B, Class C and Class R Shares.
     Under each Plan, Goldman Sachs, as distributor of each Fund’s Class A, Class B, Class C and Class R Shares, will provide to the Trustees of the Trust for their review, and the Trustees of the Trust will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Plans and the purposes for which such services were performed and expenditures were made.
     The Plans will remain in effect until June 30, 2008 and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans. The Plans may not be amended to increase materially the amount of distribution compensation described therein without approval of a majority of the outstanding Class A, Class B, Class C or Class R Shares of the affected Fund and affected share class, but may be amended without shareholder approval to increase materially the amount of non-distribution compensation. All material amendments of a Plan must also be approved by the Trustees of the Trust in the manner described above. A Plan may be terminated at any time as to any Fund without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the Class A, Class B, Class C or Class R Shares, respectively, of the affected Fund and affected share class. If a Plan was terminated by the Trustees of the Trust and no successor plan was adopted, the Fund would cease to make payments to Goldman Sachs under the Plan and Goldman Sachs would be unable to recover the amount of any of its unreimbursed expenditures. So long as a Plan is in effect, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plans will benefit the Funds and their Class A, Class B, Class C and Class R Shareholders.
     The following chart shows the distribution and service fees paid to Goldman Sachs for the fiscal year ended October 31, 2007 by each Fund then in existence pursuant to the Class A Plan:

Fiscal Year Ended
October 31, 2007*
Structured Small Cap Value	$204,164
Structured Small Cap Growth	$40,755
Strategic International Equity Fund	$83,782

*	For the period June 25, 2007 through October 31, 2007.
     The following chart shows the distribution and service fees paid to Goldman Sachs for the fiscal year ended October 31, 2007 by each Fund then in existence pursuant to the Class B Plan:

Fiscal Year Ended
October 31, 2007*
Structured Small Cap Value	$489,862
Structured Small Cap Growth	$97,068
Strategic International Equity Fund	$114,818

*	For the period June 25, 2007 through October 31, 2007.
     The following chart shows the distribution and service fees paid to Goldman Sachs for the fiscal year ended October 31, 2007 by each Fund then in existence pursuant to the Class C Plan:

Fiscal Year Ended
October 31, 2007*
Structured Small Cap Value	$268,896
Structured Small Cap Growth	$44,334
Strategic International Equity Fund	$125,054

*	For the period June 25, 2007 through October 31, 2007.
     During the fiscal year ended October 31, 2007, Goldman Sachs incurred the following expenses in connection with distribution under the Class A Plan of each applicable Fund with Class A Shares then in existence:

Printing and
		Compensation and		Mailing of
		Expenses of the	Allocable	Prospectuses to	Preparation and
		Distributor and Its	Overhead,	Other Than	Distribution of
	Compensation to	Sales	Telephone and	Current	Sales Literature
	Dealers(1)	Personnel	Travel Expenses	Shareholders	and Advertising	Totals*
Structured Small Cap Value	N/A	N/A	N/A	N/A	N/A	N/A
Structured Small Cap Growth	N/A	N/A	N/A	N/A	N/A	N/A
Strategic International Equity Fund	N/A	N/A	N/A	N/A	N/A	N/A

*	For the period June 25, 2007 through October 31, 2007.

(1)	Advance commissions paid to dealers of 1% on Class A Shares are considered deferred assets which are amortized over a period of 18 months; amounts presented above reflect amortization expense recorded during the period presented.

     During the fiscal year ended October 31, 2007, Goldman Sachs incurred the following expenses in connection with distribution under the Class B Plan of each applicable Fund with Class B Shares then in existence:

Printing and
		Compensation and		Mailing of
		Expenses of the	Allocable	Prospectuses to	Preparation and
		Distributor and Its	Overhead,	Other Than	Distribution of
	Compensation to	Sales	Telephone and	Current	Sales Literature
	Dealers(1)	Personnel	Travel Expenses	Shareholders	and Advertising	Totals*
Structured Small Cap Value	N/A	N/A	N/A	N/A	N/A	N/A
Structured Small Cap Growth	N/A	N/A	N/A	N/A	N/A	N/A
Strategic International Equity Fund	N/A	N/A	N/A	N/A	N/A	N/A

*	For the period June 25, 2007 through October 31, 2007.

(1)	Advance commissions paid to dealers of 1% on Class A Shares are considered deferred assets which are amortized over a period of 18 months; amounts presented above reflect amortization expense recorded during the period presented.
     During the fiscal year ended October 31, 2007, Goldman Sachs incurred the following expenses in connection with distribution under the Class C Plan of each applicable Fund with Class C Shares then in existence:

Printing and
		Compensation and		Mailing of
		Expenses of the	Allocable	Prospectuses to	Preparation and
		Distributor and Its	Overhead,	Other Than	Distribution of
	Compensation to	Sales	Telephone and	Current	Sales Literature
	Dealers(1)	Personnel	Travel Expenses	Shareholders	and Advertising	Totals*
Structured Small Cap Value	N/A	N/A	N/A	N/A	N/A	N/A
Structured Small Cap Growth	N/A	N/A	N/A	N/A	N/A	N/A
Strategic International Equity Fund	N/A	N/A	N/A	N/A	N/A	N/A

*	For the period June 25, 2007 through October 31, 2007.

(1)	Advance commissions paid to dealers of 1% on Class A Shares are considered deferred assets which are amortized over a period of 18 months; amounts presented above reflect amortization expense recorded during the period presented.
     Because the Funds’ Class R Shares had not yet commenced operations as of October 31, 2007, there were no distribution and service fees paid to Goldman Sachs for the fiscal year ended October 31, 2007 pursuant to the Class R Plan, and Goldman Sachs incurred no expenses in connection with the distribution of Class R Shares during that period.

OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE, PURCHASES,
REDEMPTIONS, EXCHANGES AND DIVIDENDS
(Class A Shares, Class B Shares and Class C Shares Only)
     The following information supplements the information in the Prospectus under the captions “Shareholder Guide” and “Dividends.” Please see the Prospectus for more complete information.
Maximum Sales Charges
     Class A Shares of each Fund are sold with a maximum sales charge of 5.5%. Using the initial net asset value per share, the maximum offering price of each Fund’s Class A Shares would be as follows:

		Maximum	Offering
	Net Asset	Sales	Price to
	Value	Charge	Public
Structured Small Cap Value	$12.72	5.5%	$13.46
Structured Small Cap Growth	$36.25	5.5%	$38.36
Strategic International Equity Fund	$27.90	5.5%	$29.52
The actual sales charge that is paid by an investor on the purchase of Class A Shares may differ slightly from the sales charge listed above or in a Fund’s Prospectus due to rounding in the calculations. For example, the sales load disclosed above and in the Funds’ Prospectuses is only shown to one decimal place (i.e., 5.5%). The actual sales charge that is paid by an investor will be rounded to two decimal places. As a result of such rounding in the calculations, the actual sales load paid by an investor may be somewhat greater (e.g., 5.53%) or somewhat lesser (e.g., 5.48%) than that listed above or in the Prospectuses. Contact your financial advisor for further information.
Other Purchase Information/Sales Charge Waivers
     The sales charge waivers on the Funds’ shares are due to the nature of the investors involved and/or the reduced sales effort that is needed to obtain such investments.
     If shares of a Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of the beneficial owner’s transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.
     Shareholders of the Funds of the AXA Enterprise Funds Trust and The Enterprise Group of Funds, Inc. (“AXA Funds”) who (i) receive shares of a Fund of the Trust in connection with the reorganization of the AXA Funds into the certain Funds of the Trust and (2) fall into one of the following classes of individual or institutions that qualified to purchase Class A Shares of the AXA Funds without a front-end sales charge will be eligible to purchase Class A Shares of the Funds of the Trust without a front-end sales charge: (a) any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares; (b) representatives and employees, or their immediate family members, of broker-dealers and other intermediaries that previously had entered into selling or service arrangements with the Enterprise Fund Distributors, Inc. with respect to the AXA Funds; (c) financial institutions and other financial institutions’ trust departments with respect to funds over which they exercise exclusive discretionary investment authority and which are held in fiduciary, agency, advisory, custodial or similar capacity; (d) investors who were direct referrals by the Enterprise Capital Management, Inc. or AXA Equitable Life Insurance Company’s employees; (e) clients of fee-based/fee-only financial advisor; and (f) certain employee benefit plans qualified under Sections 401, 403 and 408 of the Internal Revenue Code, or Simple IRAs, or participants of such plans that invest $100,000 or more ($500,000 or more, in the case of Traditional Individual Retirement Accounts (“IRAs”), IRA rollovers, Coverdell Education Savings Accounts or Roth IRAs); and (g) certain investment only retirement platforms for which Goldman Sachs Funds are available and certain AXA Enterprise sponsored or AXA Enterprise partnered retirement platforms, or participants of plans on such platforms.
Right of Accumulation (Class A)
     A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder’s current holdings of existing Class A, Class B or Class C Shares (acquired by purchase or exchange) of a Fund and Class A, Class B and/or Class C Shares of any other Goldman Sachs Fund total the requisite amount for receiving a discount. For example, if a shareholder owns shares with a current market value of $65,000 and purchases additional Class A Shares of any Goldman Sachs

Fund with a purchase price of $45,000, the sales charge for the $45,000 purchase would be 3.75% (the rate applicable to a single purchase of $100,000 but less than $250,000). Class A, Class B and/or Class C Shares of the Funds and any other Goldman Sachs Fund purchased (i) by an individual, his spouse, his parents and his children, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. For purposes of applying the right of accumulation, shares of the Funds and any other Goldman Sachs Fund purchased by an existing client of Goldman Sachs Wealth Management or GS Ayco Holding LLC will be combined with Class A, Class B and/or Class C Shares and other assets held by all other Goldman Sachs Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, Class A, Class B and/or Class C Shares of the Funds and Class A, Class B and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization, groups of individuals represented by and investing on the recommendation of the same accounting firm, certain affinity groups or other similar organizations (collectively, “eligible persons”) may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions: (i) the business organization’s, group’s or firm’s agreement to cooperate in the offering of the Fund’s shares to eligible persons; and (ii) notification to the relevant Fund at the time of purchase that the investor is eligible for this right of accumulation. In addition, in connection with SIMPLE IRA accounts, cumulative quantity discounts are available on a per plan basis if (i) your employee has been assigned a cumulative discount number by Goldman Sachs; and (ii) your account, alone or in combination with the accounts of other plan participants also invested in Class A, Class B and/or Class C Shares of Goldman Sachs Funds, totals the requisite aggregate amount as described in the Prospectus.
     Shareholders of the Funds of the AXA Enterprise Funds Trust, AXA Enterprise Multimanager Funds Trust and The Enterprise Group of Funds, Inc. (the “AXA Funds”) who receive shares of a Fund of the Trust in connection with the reorganization of the AXA Funds into certain Funds of the Trust may continue to aggregate holdings of fund shares of the investor’s spouse, immediate family or accounts the investor controls, whether as a single investor or trustee, provided that the investor or its intermediary notified the AXA Funds of the applicable accounts at the time of his/her additional investment in the AXA Funds by providing the AXA Funds with appropriate documentation, including the account numbers for all accounts that the investor is seeking to aggregate and the accounts were aggregated as directed by the investor or its intermediary.
Statement of Intention (Class A)
     If a shareholder anticipates purchasing at least $50,000 of Class A Shares of a Fund alone or in combination with Class A Shares of any other Goldman Sachs Fund within a 13-month period, the shareholder may purchase shares of the Fund at a reduced sales charge by submitting a Statement of Intention (the “Statement”). Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time. The shareholder or his Authorized Dealer must inform Goldman Sachs that the Statement is in effect each time shares are purchased. There is no obligation to purchase the full amount of shares indicated in the Statement. A shareholder may include the value of all Class A Shares on which a sales charge has previously been paid as an “accumulation credit” toward the completion of the Statement, but a price readjustment will be made only on Class A Shares purchased within ninety (90) days before submitting the Statement. The Statement authorizes the Transfer Agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested. For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account.
     The provisions applicable to the Statement, and the terms of the related escrow agreement, are set forth in Appendix D to this SAI.
Cross-Reinvestment of Dividends and Distributions
     Shareholders may receive dividends and distributions in additional shares of the same class of a Fund or they may elect to receive them in cash or shares of the same class of other Goldman Sachs Funds or ILA Service Shares of the Prime Obligations Portfolio or the Tax-Exempt Diversified Portfolio, if they hold Class A Shares of a Fund, or ILA Class B or Class C Shares of the Prime Obligations Portfolio, if they hold Class B or Class C Shares of a Fund (the “ILA Portfolios”).
     A Fund shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund or ILA Portfolio and its shares and consider its investment objective, policies and applicable fees before electing cross-reinvestment into that Fund. The election to cross-reinvest dividends and capital gain distributions will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares of the acquired fund. Such reinvestment of dividends and distributions in shares of other Goldman Sachs Funds or ILA Portfolios is available only in states where such reinvestment may legally be made.

Automatic Exchange Program
     A Fund shareholder may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of another Goldman Sachs Fund provided the minimum initial investment requirement has been satisfied. A Fund shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Fund.
Class C Exchanges
     As stated in the Prospectuses, Goldman Sachs normally begins paying the annual 0.75% distribution fee on Class C Shares to Authorized Dealers after the shares have been held for one year. When an Authorized Dealer enters into an appropriate agreement with Goldman Sachs and stops receiving this payment on Class C Shares that have been beneficially owned by the Authorized Dealer’s customers for at least ten years, those Class C Shares may be exchanged for Class A Shares (which bear a lower distribution fee) of the same Fund at their relative net asset value without a sales charge in recognition of the reduced payment to the Authorized Dealer.
Exchanges from Collective Investment Trusts to Funds
     The Investment Advisers manage a number of collective investment trusts that hold assets of 401(k) plans and other retirement plans (each, a “Collective Investment Trust”). An investor in a Collective Investment Trust (or an Intermediary acting on behalf of the investor) may elect to exchange some or all of the interests it holds in a Collective Investment Trust for shares of one or more of the Goldman Sachs Funds. Generally speaking, Rule 22c-1 of the Act requires a purchase order for shares of a Goldman Sachs Fund to be priced based on the current NAV of the Goldman Sachs Fund that is next calculated after receipt of the purchase order. A Goldman Sachs Fund will treat a purchase order component of an exchange from an investor in a Collective Investment Trust as being received in good order at the time it is communicated to an Intermediary or the Transfer Agent, if the amount of shares to be purchased is expressed as a percentage of the value of the investor’s interest in a designated Collective Investment Trust that it is contemporaneously redeeming (e.g., if the investor communicates a desire to exchange 100% of its interest in a Collective Investment Trust for shares of a Goldman Sachs Fund). The investor’s purchase price and the number of Goldman Sachs Fund shares it will acquire will therefore be calculated as of the pricing of the Collective Investment Trust on the day of the purchase order. Such an order will be deemed to be irrevocable as of the time the Goldman Sachs Fund’s NAV is next calculated after receipt of the purchase order. An investor should obtain and read the prospectus relating to any Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an exchange into that Goldman Sachs Fund. For federal income tax purposes, an exchange of interests in a Collective Investment Trust for shares of a Goldman Sachs Fund may be subject to tax, and you should consult your tax adviser concerning the tax consequences of an exchange.
Systematic Withdrawal Plan
     A systematic withdrawal plan (the “Systematic Withdrawal Plan”) is available to shareholders of a Fund whose shares are worth at least $5,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.
     Dividends and capital gain distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the applicable Fund at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon thirty (30) days written notice to the shareholder. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. The maintenance of a withdrawal plan concurrently with purchases of additional Class A, Class B or Class C Shares would be disadvantageous because of the sales charge imposed on purchases of Class A Shares or the imposition of a CDSC on redemptions of Class A, Class B or Class C Shares. The CDSC applicable to Class A, Class B or Class C Shares redeemed under a systematic withdrawal plan may be waived. See “Shareholder Guide” in the Prospectuses. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.

SERVICE PLAN AND SHAREHOLDER ADMINISTRATION PLAN
(Service Shares Only)
     The Funds have adopted a service plan and a separate shareholder administration plan (the “Plans”) with respect to the Service Shares which authorize the Funds to compensate Service Organizations for providing certain personal and account maintenance services and shareholder administration services to their customers who are or may become beneficial owners of such Shares. Pursuant to the Plans, each Fund enters into agreements with Service Organizations which purchase Service Shares of the Fund on behalf of their customers (“Service Agreements”). Under such Service Agreements the Service Organizations may perform some or all of the following services:
     (a) Personal and account maintenance services, including: (i) providing facilities to answer inquiries and respond to correspondence with customers and other investors about the status of their accounts or about other aspects of the Trust or the applicable Fund; (ii) acting as liaison between the Service Organization’s customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; (iii) providing such statistical and other information as may be reasonably requested by the Trust or necessary for the Trust to comply with applicable federal or state law; (iv) responding to investor requests for prospectuses; (v) displaying and making prospectuses available on the Service Organization’s premises; and (vi) assisting customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Service Organization.
     (b) Shareholder administration services, including: (i) acting or arranging for another party to act, as recordholder and nominee of the Service Shares beneficially owned by the Service Organization’s customers; (ii) establishing and maintaining, or assist in establishing and maintaining, individual accounts and records with respect to the Service Shares owned by each customer; (iii) processing, or assist in processing, confirmations concerning customer orders to purchase, redeem and exchange Service Shares; (iv) receiving and transmitting, or assist in receiving and transmitting funds representing the purchase price or redemption proceeds of such Service Shares; (v) facilitating the inclusion of Service Shares in accounts, products or services offered to the Service Organization’s customers by or through the Service Organization; (vi) processing dividend payments on behalf of customers; and (vii) performing other related services which do not constitute “any activity which is primarily intended to result in the sale of shares” within the meaning of Rule 12b-1 under the Act or “personal and account maintenance services” within the meaning of FINRA regulations.
     As compensation for such services, each Fund will pay each Service Organization a personal and account maintenance service fee and a shareholder administration service fee in an amount up to 0.25% and 0.25%, respectively, (on an annualized basis) of the average daily net assets of the Service Shares of such Fund attributable to or held in the name of such Service Organization.
     The amount of the service and shareholder administration fees paid by each Fund then in existence to Service Organizations pursuant to the Plans was as follows for the fiscal year ended October 31, 2007.

Fiscal Period ended
October 31, 2007*
Structured Small Cap Value	$16
Structured Small Cap Growth	$16
Strategic International Equity Fund	$18

*	For the period June 25, 2007 through October 31, 2007.
     The Funds have adopted the Service Plan but not the Shareholder Administration Plan pursuant to Rule 12b-1 under the Act in order to avoid any possibility that service fees paid to the Service Organizations pursuant to the Service Agreements might violate the Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company or series thereof may bear expenses associated with the distribution of its shares. In particular, such an investment company or series thereof cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Service Plan and described above are not expenses incurred primarily for effecting the distribution of Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the Plan. The Shareholder Administration Plan has not been adopted pursuant to Rule 12b-1 under the Act.

     Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization’s receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Service Shares of a Fund. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary assets in Service Shares of a Fund. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers.
     The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the related Service Agreements, most recently voted to approve the Plans and related Service Agreements at a meeting called for the purpose of voting on such Plans and Service Agreements on June 13, 2007. The Plans and related Service Agreements will remain in effect until June 30, 2008 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above. The Service Plan may not be amended (but the Shareholder Administration Plan may be amended) to increase materially the amount to be spent for the services described therein without approval of the Service Shareholders of the affected Fund and all material amendments of each Plan must also be approved by the Trustees in the manner described above. The Plans may be terminated at any time by a majority of the Trustees as described above or by a vote of a majority of the affected Fund’s outstanding Service Shares. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Shares of the affected Fund on not more than sixty (60) days’ written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Plans are in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the non-interested Trustees. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plans will benefit the Funds and the holders of Service Shares of the Funds.

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS
Short-Term Credit Ratings
     A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:
     “A-1” – Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
     “A-2” – The obligor’s capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher rating categories.
     “A-3” – Obligor has adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     “B” – An obligation is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. Ratings of “B1”, “B-2” and “B-3” may be assigned to indicate finer distinction within the “B” category.
     “C” – Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
     “D” – Obligations are in payment default. This rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
     Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
     Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
     Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
     “P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
     “P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
     “P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
     “NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

1-A

     Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:
     “F1” – Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
     “F2” – Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
     “F3” – Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.
     “B” – Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.
     “C” – Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.
     “D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.
     “NR” – This designation indicates that Fitch does not publicly rate the associated issuer or issue.
     “WD” – This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.
     The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:
     “R-1 (high)” — Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.
     “R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits by only a small degree. Given the extremely tough definition DBRS has established for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.
     “R-1 (low)” – Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.
     “R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the “R-1 (low)” category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.
     “R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. Relative to the “R-2 (high)” category, entities rated “R-2 (middle)” typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

2-A

     “R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an “R-2 (middle)” credit. However, “R-2 (low)” ratings still display a level of credit strength that allows for a higher rating than the “R-3” category, with this distinction often reflecting the issuer’s liquidity profile.
     “R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.
     “R-4” – Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.
     “R-5” – Short-tern debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.
     “D” – A security rated “D” implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.
Long-Term Credit Ratings
     The following summarizes the ratings used by Standard & Poor’s for long-term issues:
     “AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
     “AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
     “A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
     “BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
     “BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
     “B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

3-A

     “CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
     “CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.
     “C” – A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.
     “D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
     Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
     “NR” – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
     Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
     The following summarizes the ratings used by Moody’s for long-term debt:
     “Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
     “Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
     “A” – Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
     “Baa” – Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
     “Ba” – Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
     “B” – Obligations rated “B” are considered speculative and are subject to high credit risk.
     “Caa” – Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
     “Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
     “C” – Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
     Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

4-A

     The following summarizes long-term ratings used by Fitch:
     “AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
     “AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
     “A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
     “BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
     “BB” – Securities considered to be speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
     “B” – Securities considered to be highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
     “CCC,” “CC” and “C” – Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.
     “RD” – Indicates an entity has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.
     “D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.
     Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.
     “NR” indicates that Fitch does not publicly rate the associated issue or issuer.
     The following summarizes the ratings used by DBRS for long-term debt:
     “AAA” — Long-term debt rated “AAA” is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a “AAA” rating.
     “AA” – Long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

5-A

     “A” – Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of “AA” rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.
     “BBB” – Long-term debt rated “BBB” is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.
     “BB” – Long-term debt rated “BB” is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the “BB” range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.
     “B” – Long-term debt rated “B” is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.
     “CCC”, CC” and “C” –Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated “B.” Long-term debt rated below “B” often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with “CC” and “C” normally used for lower ranking debt of companies for which the senior debt is rated in the “CCC” to “B” range.
     “D” – A security rated “D” implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.
     (“high”, “low”) – Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.
Municipal Note Ratings
     A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
     Note rating symbols are as follows:
     “SP-1” – The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.
     “SP-2” – The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
     “SP-3” – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.
     Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels – “MIG-1” through “MIG-3”. In addition, those

6-A

short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:
     “MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
     “MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
     “MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
     “SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
     In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.
     When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.
     VMIG rating expirations are a function of each issue’s specific structural or credit features.
     “VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     “VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     “VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     “SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.
About Credit Ratings
     A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.
     Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

7-A

     Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
     DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

8-A

APPENDIX B
ISS Governance Services
Concise Summary of 2008 U.S. Proxy Voting Guidelines
Effective for Meetings on or after Feb. 1, 2008
Updated Dec. 21, 2007
1. Auditors
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“other” fees) are excessive.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of audit committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors
Voting on Director Nominees in Uncontested Elections
Vote AGAINST or WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse;

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

•	The company’s proxy indicates that not all directors attended 75 percent of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

•	The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IP0), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

1-B

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•	The company is a Russell 3000 company that underperformed its industry group (GICS group) under ISS’ “Performance Test for Directors” policy;

•	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election—any or all appropriate nominees (except new) may be held accountable.
Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•	The full board is less than majority independent.
Vote AGAINST or WITHHOLD from the members of the audit committee if:

•	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

•	Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote AGAINST or WITHHOLD from the members of the compensation committee if:

•	There is a negative correlation between the chief executive’s pay and company performance;

•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn-rate commitment made to shareholders;

•	The company has backdated options (see “Options Backdating” policy);

•	The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

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Classification/Declassification of the Board
Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.
Cumulative Voting
Generally vote AGAINST proposals to eliminate cumulative voting. Generally vote FOR proposals to restore or provide for cumulative voting unless:

•	The company has proxy access or a similar structure to allow shareholders to nominate directors to the company’s ballot; and

•	The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50 percent).
Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all the following:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

—	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

—	serves as liaison between the chairman and the independent directors;

—	approves information sent to the board;

—	approves meeting agendas for the board;

—	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

—	has the authority to call meetings of the independent directors;

—	if requested by major shareholders, ensures that he is available for consultation and direct communication;
•	The company publicly discloses a comparison of the duties of its independent lead director and its chairman;

•	The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;

•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•	The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns*, unless there has been a change in the Chairman/CEO position within that time; and

•	The company does not have any problematic governance issues.

Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.

*	The industry peer group used for this evaluation is the average of the 12 companies in the same six-digit GICS group that are closest in revenue to the company. To fail, the company must underperform its index and industry group on all four measures (one- and three-year on industry peers and index).

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Majority Vote Shareholder Proposals
Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state taw where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.
Open Access
Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:

•	The ownership threshold proposed in the resolution;

•	The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.

3. Proxy Contests
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50 percent of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Takeover Defenses
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from

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seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.
Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20 percent trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting, or seek a written consent to vote on rescinding the pill.

Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.
5. Mergers and Corporate Restructurings
For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The aggregate CIC figure may be a

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misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation
Reincorporation Proposals
Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including:

•	The reasons for reincorporating;

•	A comparison of the governance provisions;

•	Comparative economic benefits; and

•	A comparison of the jurisdictional laws.

7. Capital Structure
Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.
In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

•	Rationale;

•	Good performance with respect to peers and index on a five-year total shareholder return basis;

•	Absence of non-shareholder approved poison pill;

•	Reasonable equity compensation burn rate;

•	No non-shareholder approved pay plans; and

•	Absence of egregious equity compensation practices.

Dual-Class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders;

•	It is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

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Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), and AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense), and FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.
8. Executive and Director Compensation
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options without prior shareholder approval;

•	There is a disconnect between CEO pay and the company’s performance;

•	The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group; or

•	The plan is a vehicle for poor pay practices.

Poor Pay Practices
Vote AGAINST or WITHHOLD from compensation committee members, the CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.
The following practices, while not exhaustive, are examples of poor compensation practices:

•	Egregious employment contracts (e.g., multi-year guarantees for salary increases, bonuses, and equity compensation);

•	Excessive perks (overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary);

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure (e.g., performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance);

•	Egregious pension/SERP (supplemental executive retirement plan) payouts (inclusion of additional years of service not worked that result in significant payouts, or inclusion of performance-based equity awards in the pension calculation;

•	New CEO with overly generous new hire package (e.g., excessive “make whole” provisions);

•	Excessive severance and/or change-in-control provisions: Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay;

—	Severance paid for a “performance termination,” (i.e., due to the executive’s failure to perform job functions at the appropriate level);

—	Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

—	Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;

•	Poor disclosure practices, (unclear explanation of how the CEO is involved in the pay setting process, retrospective performance targets and methodology not discussed, or methodology for benchmarking practices and/or peer group not disclosed and explained);

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•	Internal pay disparity (e.g., excessive differential between CEO total pay and that of next highest-paid named executive officer);

•	Other excessive compensation payouts or poor pay practices at the company.

Director Compensation
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.
On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:

—	A minimum vesting of three years for stock options or restricted stock; or

—	Deferred stock payable at the end of a three-year deferral period.

•	Mix between cash and equity:

—	A balanced mix of cash and equity, for example 40 percent cash/60 percent equity or 50 percent cash/50 percent equity; or

—	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•	No retirement/benefits and perquisites provided to non-employee directors; and

•	Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Employee Stock Purchase Plans—Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value; or

•	Offering period is greater than 27 months; or

•	The number of shares allocated to the plan is more than 10 percent of the outstanding shares.

Employee Stock Purchase Plans—Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

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Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.
Options Backdating
In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

•	Reason and motive for the options backdating issue (inadvertent vs. deliberate grant date changes);

•	Length of time of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

•	Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Option Exchange Programs/Repricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, considering:

•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing—was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Stock Plans in Lieu of Cash
Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock, and on plans that do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to

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capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation. Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.
Transfer Programs of Stock Options
Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.
Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

•	Executive officers and non-employee directors are excluded from participating;

•	Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.
Vote AGAINST equity plan proposals if the details of ongoing Transfer of Stock Options programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•	Eligibility;

•	Vesting;

•	Bid-price;

•	Term of options;

•	Transfer value to third-party financial institution, employees and the company.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.
Shareholder Proposals on Compensation
Advisory Vote on Executive Compensation (Say-on-Pay)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.
Compensation Consultants—Disclosure of Board or Company’s Utilization
Generally vote FOR shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.
Disclosure/Setting Levels or Types of Compensation for Executives and Directors
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring

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director fees be paid in stock only. Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.
Pay for Superior Performance
Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company’s compensation plan for senior executives. The proposal should have the following principles:

•	Sets compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

•	Delivers a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

•	Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•	Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;

•	Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

•	What aspects of the company’s annual and long-term equity incentive programs are performance-driven?

•	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure?

•	What type of industry and stage of business cycle does the company belong to?

Performance-Based Awards
Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•	First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•	Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of these two requirements.

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Pre-Arranged Trading Plans (10b5-1 Plans)
Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

•	Adoption, amendment, or termination of a 10b5-1 plan must be disclosed within two business days in a Form 8-K;

•	Amendment or early termination of a 10b5-1 plan is allowed only under extraordinary circumstances, as determined by the board;

•	Ninety days must elapse between adoption or amendment of a 10b5-1 plan and initial trading under the plan;

•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 plan;

•	An executive may not trade in company stock outside the 10b5-1 Plan.

•	Trades under a 10b5-1 plan must be handled by a broker who does not handle other securities transactions for the executive.

Recoup Bonuses
Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:

•	If the company has adopted a formal recoupment bonus policy; or

•	If the company has chronic restatement history or material financial problems.

Severance Agreements for Executives/Golden Parachutes
Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•	The triggering mechanism should be beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the change of control);

•	Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Supplemental Executive Retirement Plans (SERPs)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans. Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.
9. Corporate Social Responsibility (CSR) Issues
Consumer Lending
Vote CASE-BY CASE on requests for reports on the company’s lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:

•	Whether the company has adequately disclosed mechanisms to prevent abusive lending practices;

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•	Whether the company has adequately disclosed the financial risks of the lending products in question;

•	Whether the company has been subject to violations of lending laws or serious lending controversies;

•	Peer companies’ policies to prevent abusive lending practices.

Pharmaceutical Pricing
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.
Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

•	The existing level of disclosure on pricing policies;

•	Deviation from established industry pricing norms;

•	The company’s existing initiatives to provide its products to needy consumers;

•	Whether the proposal focuses on specific products or geographic regions.

Product Safety and Toxic Materials
Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:

•	The company already discloses similar information through existing reports or policies such as a supplier code of conduct and/or a sustainability report;

•	The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

•	The company has not been recently involved in relevant significant controversies or violations.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phaseout of certain toxic chemicals and/or evaluate and disclose the financial and legal risks associated with utilizing certain chemicals, considering:

•	Current regulations in the markets in which the company operates;

•	Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

•	The current level of disclosure on this topic.

Climate Change
In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations unless:

•	The company already provides current, publicly available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

•	The company’s level of disclosure is comparable to or better than information provided by industry peers; and

•	There are no significant fines, penalties, or litigation associated with the company’s environmental performance.

Greenhouse Gas Emissions
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas

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emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines, or litigation resulting from greenhouse gas emissions.
Political Contributions and Trade Associations Spending
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	The company is in compliance with laws governing corporate political activities; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders. Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:

•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•	The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.
Sustainability Reporting
Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

•	The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

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APPENDIX C
BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.
Goldman Sachs is noted for its Business Principles, which guide all of the firm’s activities and serve as the basis for its distinguished reputation among investors worldwide.
     Our client’s interests always come first. Our experience shows that if we serve our clients well, our own success will follow.
     Our assets are our people, capital and reputation. If any of these is ever diminished, the last is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.
     We take great pride in the professional quality of our work. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.
     We stress creativity and imagination in everything we do. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client’s problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.
     We make an unusual effort to identify and recruit the very best person for every job. Although our activities are measured in billions of dollars, we select our people one by one. In a service business, we know that without the best people, we cannot be the best firm.
     We offer our people the opportunity to move ahead more rapidly than is possible at most other places. We have yet to find limits to the responsibility that our best people are able to assume. Advancement depends solely on ability, performance and contribution to the Firm’s success, without regard to race, color, religion, sex, age, national origin, disability, sexual orientation, or any other impermissible criterion or circumstance.
     We stress teamwork in everything we do. While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the Firm and its clients.
     The dedication of our people to the Firm and the intense effort they give their jobs are greater than one finds in most other organizations. We think that this is an important part of our success.
     Our profits are a key to our success. They replenish our capital and attract and keep our best people. It is our practice to share our profits generously with all who helped create them. Profitability is crucial to our future.
     We consider our size an asset that we try hard to preserve. We want to be big enough to undertake the largest project that any of our clients could contemplate, yet small enough to maintain the loyalty, the intimacy and the esprit de corps that we all treasure and that contribute greatly to our success.
     We constantly strive to anticipate the rapidly changing needs of our clients and to develop new services to meet those needs. We know that the world of finance will not stand still and that complacency can lead to extinction.
     We regularly receive confidential information as part of our normal client relationships. To breach a confidence or to use confidential information improperly or carelessly would be unthinkable.
     Our business is highly competitive, and we aggressively seek to expand our client relationships. However, we must always be fair to competitors and must never denigrate other firms.
     Integrity and honesty are the heart of our business. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

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Goldman, Sachs & Co.’s History of Excellence
1869
Is founded by Marcus Goldman
1882
Becomes a private partnership when Samuel Sachs joins the firm
1896
Joins New York Stock Exchange
1906
Takes Sears public
1925
Finances Warner Brothers to develop sound in movies
1933-69
Senior Partner Sidney J. Weinberg serves as adviser to five presidents: Roosevelt, Truman, Eisenhower, Kennedy, and Johnson
1956
Co-manages Ford’s initial public offering, the largest IPO to date
1985
Senior Partner John C. Whitehead named Deputy Secretary of State
1986
Takes Microsoft public
1988
Goldman Sachs Asset Management (GSAM) is established, formalizing the asset management capability that Goldman Sachs initiated in 1981 by managing money market funds for institutional clients; 50 employees
1995
Senior Partner Robert E. Rubin named Treasury Secretary
1996
GSAM acquires CIN Management ($23 B)
1997
Launches web site that delivers trading ideas, research reports, and analytical tools to clients worldwide
GSAM acquires Commodities Corp. ($1.6 B in hedge fund assets); Acquires Liberty Investment Management ($6B in growth assets)

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1998
Takes ebay public
1999
Goldman, Sachs & Co. becomes a public company
2001
GSAM assets under management pass $300B mark
2002
Advises and services 45% of the Forbes 400 (1)
Growth Team is awarded the year’s single largest U.S. institutional mandate
2003
Acquires The Ayco Company, L.P.; Announces it will combine Australian operation with JBWere to form Goldman Sachs JBWere
2006
May 2006 — Goldman Sachs celebrates 25 years in the money fund industry
     GSAM assets under management total approximately $575B; 1,100 professionals worldwide

1. Source: Forbes.com, October 2003. Reprinted by permission of Forbes Magazine© 2004 Forbes Inc.

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APPENDIX D
STATEMENT OF INTENTION
(applicable only to Class A Shares)
     If a shareholder anticipates purchasing within a 13-month period Class A Shares of the Fund alone or in combination with Class A Shares of another Goldman Sachs Fund in the amount of $100,000 or more, the shareholder may obtain shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by checking and filing the Statement of Intention in the Account Application. Income dividends and capital gain distributions taken in additional shares, as well as any appreciation on shares previously purchased, will not apply toward the completion of the Statement of Intention.
     To ensure that the reduced price will be received on future purchases, the investor must inform Goldman Sachs that the Statement of Intention is in effect each time shares are purchased. Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Account Application. The investor makes no commitment to purchase additional shares, but if the investor’s purchases within 13 months plus the value of shares credited toward completion do not total the sum specified, the investor will pay the increased amount of the sales charge prescribed in the Escrow Agreement.
Escrow Agreement
     Out of the initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified on the Account Application will be held in escrow by the Transfer Agent in the form of shares registered in the investor’s name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to his or her order. When the minimum investment so specified is completed (either prior to or by the end of the 13th month), the investor will be notified and the escrowed shares will be released.
     If the intended investment is not completed, the investor will be asked to remit to Goldman Sachs any difference between the sales charge on the amount specified and on the amount actually attained. If the investor does not within 20 days after written request by Goldman Sachs pay such difference in the sales charge, the Transfer Agent will redeem, pursuant to the authority given by the investor in the Account Application, an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Transfer Agent.

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